     As filed with the Securities and Exchange Commission on April 14, 2000



                                                       Registration No. 33-64410
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 8


                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:


                              Judith C. Keilp, Esq.

                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                                    Copy to:

Jeffrey Puretz, Esq.                            Michael J. McLaughlin, Esq.
Dechert, Price & Rhoads                         Senior Vice President
1500 K Street, N. W.                            and General Counsel
Washington, D.C.  20036                         New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2000 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]  on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Units of interest in a separate account under flexible premium variable universal life insurance policies.

F.       Approximate date of proposed public offering:

         Not Applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                              CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS


Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------

     1                                                    Cover Page; Basic Questions and Answers About Us and
                                                          Our Policy

     2                                                    Cover Page

     3                                                    Not Applicable

     4                                                    Sales and Other Agreements

     5                                                    The Separate Account

     6                                                    The Separate Account

     9                                                    Legal Proceedings

     10                                                   General Provisions of
                                                          the Policy; Death
                                                          Benefit Under the
                                                          Policy; Free Look
                                                          Provision; Exchange
                                                          Privilege; Cash Value
                                                          and Cash Surrender
                                                          Value; Policy Loan
                                                          Privilege; The
                                                          Separate Account; The
                                                          Fixed Account; Charges
                                                          Under the Policy;
                                                          Sales and Other
                                                          Agreements; When We
                                                          Pay Proceeds; Payment
                                                          Options; Our Rights;
                                                          Your Voting Rights;
                                                          Basic Questions and
                                                          Answers About Us and
                                                          Our Policy

     11                                                   The Separate Account;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          The Universal Institutional Funds, Inc.

     12                                                   The Separate Account; Sales and Other Agreements

     13                                                   The Separate Account;
                                                          Charges Under the
                                                          Policy; MainStay VP
                                                          Series Fund, Inc.; The
                                                          Alger American Fund;
                                                          Calvert Variable Series, Inc.;
                                                          Fidelity Variable Insurance
                                                          Products Fund and
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund II; Janus Aspen
                                                          Series;
                                                          The Universal Institutional Funds, Inc.

     14                                                   Basic Questions and Answers About Us and Our Policy;
                                                          The Separate Account; Sales and Other Agreements

     15                                                   Basic Questions and Answers About Us and Our Policy;
                                                          General Provisions of the Policy

     16                                                   The Separate Account;
                                                          Investment Return;
                                                          Basic Questions and
                                                          Answers About Us and
                                                          Our Policy; MainStay
                                                          VP Series Fund, Inc.;
                                                          The Alger American Fund;
                                                          Calvert Variable Series, Inc.;
                                                          Fidelity Variable Insurance
                                                          Products Fund and
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund II; Janus Aspen
                                                          Series;
                                                          The Universal Institutional Funds, Inc.

Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------
     17                                                   Cash Surrender Value; Policy Surrenders and Partial
                                                          Withdrawals; General Provisions of the Policy

     18                                                   The Separate Accounts;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          The Universal Institutional Funds, Inc.;
                                                          Investment Return

     19                                                   Records and Reports

     20                                                   Not Applicable

     21                                                   Policy Loan Privilege

     22                                                   Not Applicable

     23                                                   Not Applicable

     24                                                   Additional Provisions of the Policy

     25                                                   What are NYLIAC and New York Life?

     26                                                   Not Applicable

     27                                                   What are NYLIAC and New York Life?

     28                                                   Directors and Principal Officers of NYLIAC

     29                                                   What are NYLIAC and New York Life?

     30                                                   Not Applicable

     31                                                   Not Applicable

     32                                                   Not Applicable

     33                                                   Not Applicable

     34                                                   Not Applicable

     35                                                   Not Applicable

     37                                                   Not Applicable

     38                                                   Sales and Other Agreements

     39                                                   Sales and Other Agreements

     40                                                   Not Applicable

     41                                                   Sales and Other Agreements

     42                                                   Not Applicable

Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------

     43                                                   Not Applicable

     44                                                   The Separate Account; Investment Return; General
                                                          Provisions of the Policy

     45                                                   Not Applicable

     46                                                   The Separate Account; Investment Return

     47                                                   The Separate Account;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          The Universal Institutional Funds, Inc.

     48                                                   Not Applicable

     49                                                   Not Applicable

     50                                                   The Separate Account

     51                                                   Cover Page; Basic Questions and Answers About Us and
                                                          Our Policy

     52                                                   The Separate Accounts; Our Rights

     53                                                   Federal Income Tax Considerations

     54                                                   Not Applicable

     55                                                   Not Applicable

     59                                                   Financial Statements

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


                          PROSPECTUS DATED MAY 1, 2000



                   VARIABLE PRODUCTS SERVICE CENTER ADDRESS:



                            Variable Products Service Center
                            51 Madison Avenue
                            Room 452
                            New York, New York 10010



    This prospectus describes a flexible premium variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues.



                                POLICY FEATURES



LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the insured dies while the policy is in effect.



CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You may choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).



FLEXIBLE PREMIUM PAYMENTS--You may decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen.



LOANS, WITHDRAWALS AND SURRENDERS--You may borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge.



FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.



INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-two Investment Divisions and a fixed account. However, you can only have money in twenty-one investment options, including the fixed account, at any given time. The Investment Divisions available under your policy are:



--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   American Century Income & Growth(1)
--   Dreyfus Large Company Value(1)
--   Eagle Asset Management Growth Equity(1)
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP II Contrafund(R)
--   Fidelity VIP Equity-Income
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income(1)



     (1) Available on and after May 19, 2000.



We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.



FREE LOOK PERIOD--You can examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have paid less any loans or withdrawals you have taken.



REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.



                               IMPORTANT NOTICES



 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES, INC., THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                     PAGE
                                     ----
DEFINITION OF TERMS................    4
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    6
  What are NYLIAC and New York
     Life?.........................    6
  What type of variable life
     insurance policy does NYLIAC
     offer?........................    6
  How is the policy available for
     issue?........................    6
  What is the Cash Value of the
     policy?.......................    6
  How is the value of an
     Accumulation Unit
     determined?...................    6
  What is a net premium and how is
     it applied?...................    7
  What is the Fixed Account?.......    7
  How long will the policy remain
     in force?.....................    7
  Is the amount of the death
     benefit guaranteed?...........    8
  Is the death benefit subject to
     income taxes?.................    8
  Does the policy have a Cash
     Surrender Value?..............    8
  What is a modified endowment
     contract?.....................    8
  Can the policy become a modified
     endowment contract?...........    8
  What premiums are payable?.......    9
  What are unscheduled premiums?...    9
  When are premiums put into the
     Fixed Account or the Separate
     Account?......................    9
  How are net premiums allocated
     among the Allocation
     Alternatives?.................    9
  Are there charges against the
     policy?.......................   10
  What is the loan privilege?......   11
  Do I have a right to cancel?.....   11
  Can the policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   11
  How is a person's age
     calculated?...................   11
CHARGES UNDER THE POLICY...........   12
  Deductions from Premiums.........   12
     Sales Expense Charge..........   12
     State Tax Charge..............   12
     Federal Tax Charge............   12



                                     PAGE
                                     ----
  Cash Value Charges...............   12
     Expense Allocation............   13
     Monthly Contract Charge.......   13
     Charge for Cost of Insurance
        Protection.................   13
  Separate Account Charges.........   14
     Mortality and Expense Risk
        Charge.....................   14
     Administrative Charge.........   14
     Other Charges for Federal
        Income Taxes...............   14
  Fund Charges.....................   14
  Surrender Charges................   17
     Exceptions to Surrender
        Charge.....................   18
  How the policy works.............   19
THE SEPARATE ACCOUNT...............   19
MAINSTAY VP SERIES FUND, INC. .....   21
THE ALGER AMERICAN FUND............   21
CALVERT VARIABLE SERIES, INC. .....   21
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND (VIP) AND FIDELITY
  VARIABLE INSURANCE PRODUCTS FUND
  II (VIP II)......................   21
JANUS ASPEN SERIES.................   21
THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. ............................   21
T. ROWE PRICE EQUITY SERIES,
  INC. ............................   22
PORTFOLIOS.........................   22
  Additions, Deletions or
     Substitutions of
     Investments...................   26
  Reinvestment.....................   27
GENERAL PROVISIONS OF THE POLICY...   27
  When Life Insurance Coverage
     Begins........................   27
  Premiums.........................   27
  Scheduled Premiums...............   27
  Unscheduled Premiums.............   28
  Payments Returned for
     Insufficient Funds............   28
  Termination......................   28
  Maturity Date....................   28
DOLLAR COST AVERAGING..............   29
AUTOMATIC ASSET REALLOCATION.......   30
INTEREST SWEEP.....................   30
  Third Party Investment Advisory
     Arrangements..................   31

                                     PAGE
                                     ----
DEATH BENEFIT UNDER THE POLICY.....   31
  Face Amount Changes..............   33
  Life Insurance Benefit Option
     Changes.......................   34
CASH VALUE AND CASH SURRENDER
   VALUE...........................   34
  Cash Value.......................   34
  Transfers........................   34
  Investment Return................   35
  Cash Surrender Value.............   35
  Partial Withdrawals..............   35
POLICY LOAN PRIVILEGE..............   36
  Loan Interest....................   37
  Repayment........................   37
  Interest on Loaned Value.........   38
  The Effects of a Policy Loan.....   38
FREE LOOK PROVISION................   38
EXCHANGE PRIVILEGE.................   39
  Special New York Requirements....   39
YOUR VOTING RIGHTS.................   39
OUR RIGHTS.........................   40
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   41
THE FIXED ACCOUNT..................   43
  Interest Crediting...............   43
  Transfers to Investment Divisions
     and to the Fixed Account......   43
  Procedures for Telephone
     Transfers.....................   44
FEDERAL INCOME TAX
  CONSIDERATIONS...................   44
  Tax Status of NYLIAC and the
     Separate Account..............   45
  Charges for Taxes................   45
  Diversification Standards and
     Control Issues................   45
  Life Insurance Status of
     Policy........................   46
  Modified Endowment Contract
     Status........................   47



                                     PAGE
                                     ----
  Policy Surrenders and Partial
     Withdrawals...................   48
  Policy Loans and Interest
     Deductions....................   48
  Corporate Alternative Minimum
     Tax...........................   49
  Exchanges or Assignments of
     Policies......................   49
  STEP Program.....................   49
  Other Tax Issues.................   50
  Qualified Plans..................   50
  Withholding......................   50
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   50
  Reinstatement Option.............   50
  Additional Benefits Provided By
     Rider.........................   51
  Payment Options..................   53
  Payees...........................   53
  Proceeds at Interest Options
     (Options 1A and 1B)...........   54
  Life Income Option (Option 2)....   54
  Beneficiary......................   54
  Assignment.......................   55
  Limits on Our Rights to Challenge
     the Policy....................   55
  Misstatement of Age or Sex.......   55
  Suicide..........................   55
  When We Pay Proceeds.............   55
RECORDS AND REPORTS................   56
SALES AND OTHER AGREEMENTS.........   56
LEGAL PROCEEDINGS..................   56
EXPERTS............................   57
FINANCIAL STATEMENTS...............   57
FINANCIAL STATEMENTS...............  F-1
APPENDIX A. Illustrations of Death
  Benefits, Cash Surrender Values
  and Accumulated Premiums.........  A-1


     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                              DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.


ALLOCATION ALTERNATIVES: The 18 (22 on and after May 19, 2000) Investment Divisions of the Separate Account and the Fixed Account.


BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.


BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange ("NYSE") is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In calendar year 2000, we are closed the day before Independence Day. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.


CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.


ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.


FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.


FUND:  An open-end management investment company.


GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium" as defined in
Section 7702 of the Internal Revenue Code.

INSURED:  Person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE:  Page 2 of the policy, containing the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $29.669 billion at the end of 1999. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY DOES NYLIAC OFFER?

     In this prospectus, we are offering a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Surrender Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.


     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?



     The policy is no longer available for issue.


     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?


     We calculate an Accumulation Unit each day that we and the New York Stock Exchange ("NYSE") are open for business. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:


                                      (a/b) - c

Where:a = the sum of:

                 (1) the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                 (2) the per share amount of any dividends or capital gain
                     distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

             b = the net asset value of a Portfolio share held in the Separate
                 Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

             c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?


     When you give us a premium payment, we deduct the sales expense, state tax and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 23 Allocation Alternatives. The Allocation Alternatives consist of 22 Investment Divisions and the Fixed Account. However, at any given time, you can only have money in a maximum of 21 Allocation Alternatives, including the Fixed Account. The 22 Investment Divisions are listed on the first page of the prospectus.


     7. WHAT IS THE FIXED ACCOUNT?


     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit net premiums allocated to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.


     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or where there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after

May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page 50.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY at page 31. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page 50.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. For details see FEDERAL INCOME TAX CONSIDERATIONS at page 44.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?


     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.


     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. However, you may be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. For details see CASH VALUE AND CASH SURRENDER VALUE--Cash Surrender Value at page 35 and FEDERAL INCOME TAX CONSIDERATIONS at page 44.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?


     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. For details see FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status at page 46.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you may pay unscheduled premiums at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--Premiums at page 27.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state tax and federal tax charges. We then will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions which may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")

     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You may allocate net premiums to any number of Allocation Alternatives. You may also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums to the MainStay VP Cash Management Investment Division until the end of the free look period. Thereafter, we will allocate net premiums in accordance with your instructions. (In the District of Columbia we allocate the net premium entirely to the MainStay VP Cash Management Investment Division upon issuance of the policy. On the later of 20 days after the policy is delivered or 45 days after the application is executed, we allocate the net premium according to the policyowner's instructions.)

     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. For details see DEDUCTIONS FROM PREMIUMS at page 12.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted).

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the face amount made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of
 .60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     Additionally, the value of the shares of each Portfolio reflects advisory fees, administration fees and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. For details see CHARGES UNDER THE POLICY at page 12 and FEDERAL INCOME TAX CONSIDERATIONS at page 44.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?


     You have the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). You may return the policy to our Principal Office (address listed on the first page of this prospectus), to any of our agency offices, or to the registered representative who sold you the policy. For details see FREE LOOK PROVISION at page 38.


     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?


     You have the right during the first two Policy Years to either (1) transfer all of the policy's Accumulation Value to the Fixed Account, or (2) exchange the policy for a permanent fixed benefit policy we offer for this purpose. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE at page 38 and OUR RIGHTS at page 40.


     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday which is nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state tax charge, which is an amount equal to the expected average state tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE


     We will deduct a sales expense charge which will not exceed 5% of any premium and is in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES at page 17). The sales expense charge is currently expected to be eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see SALES AND OTHER AGREEMENTS at page 56.


     STATE TAX CHARGE


     Various states impose certain taxes on premiums insurance companies receive. These taxes vary from state to state. We deduct a charge of 2% to cover these taxes. We reserve the right to increase this charge (except in New Jersey) consistent with changes in applicable law. In Oregon, the tax is referred to as a "tax charge back," and the rate may not be changed for the life of the policy.


     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION


     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct the charges proportionately from the amount in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account.



     You can instruct us to deduct the policy's monthly cash value charges first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the value in the MainStay VP Cash Management Investment Division and/or Fixed Account you have chosen is insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.



     MONTHLY CONTRACT CHARGE


     In the first Policy Year, there is a charge currently equal to $300 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $72 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION


     We will deduct a charge for the cost of insurance protection on each Monthly Deduction Day from the Cash Value of your policy. The charge is based on such factors as the gender, duration, underwriting class, and issue age of the Insured, the life insurance benefit option in effect at that time, the face amount and the Cash Value of the policy. This charge is also based on future expectations of such factors as investment income, mortality, expenses and persistency. The charge varies monthly because it is determined by adding the amount of any applicable flat extra charge to the applicable cost of insurance rates and then multiplying by the amount at risk each policy month. Any change in the cost of insurance rates will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York. For the initial face amount, the monthly cost of insurance rates will be reviewed whenever the rates for new issues on the same policy form or in the same policy series change, but in any event, at least once every five years, and not more frequently than annually. The cost of insurance rates will never exceed the guaranteed rates shown in the policy. For increases in face amount, the cost of insurance rates will vary based on the Insured's gender, underwriting class, attained age as of the nearest birthday at the time of the increase and the duration from the date of the increase, not the current attained age. The charge for cost of insurance protection and any charge for any optional benefits added by rider are deducted from the Cash Value.

     Under an increase in face amount, new cost of insurance rates apply to the new coverage segment based on the underwriting classification and rating for the increase. Elected decreases in face amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE


     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.



     - Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.



     - Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.


     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to .10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS at page 44.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 1999 expenses and may reflect estimated charges:

     The chart on the following two pages summarizes the 1999 Separate Account charges applicable to a policy, as well as the charges at the Fund level:(a)


                                                                                       MAINSTAY VP
                              MAINSTAY VP    MAINSTAY VP                               HIGH YIELD     MAINSTAY VP    MAINSTAY VP
                                CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP    CORPORATE    INTERNATIONAL      TOTAL
                              APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT       BOND          EQUITY         RETURN
                              ------------   -----------   -----------   -----------   -----------   -------------   -----------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets)
  Mortality and Expense Risk
    Charges(b)..............     0.60%          0.60%         0.60%         0.60%         0.60%          0.60%          0.60%
  Administrative Charges....     0.10%          0.10%         0.10%         0.10%         0.10%          0.10%          0.10%
  Total Separate Account
    Annual Expenses.........     0.70%          0.70%         0.70%         0.70%         0.70%          0.70%          0.70%

FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
    assets)
  Advisory Fees.............     0.36%          0.25%         0.36%         0.30%         0.30%          0.60%          0.32%
  Administration Fees.......     0.20%          0.20%         0.20%         0.20%         0.20%          0.20%          0.20%
  Other Expenses............     0.06%          0.06%         0.15%         0.09%         0.07%          0.27%          0.06%
  Total Fund Annual
    Expenses................     0.62%          0.51%         0.71%         0.59%         0.57%          1.07%          0.58%


                                                          MAINSTAY VP   MAINSTAY VP
                              MAINSTAY VP   MAINSTAY VP     GROWTH        INDEXED
                                 VALUE         BOND         EQUITY        EQUITY
                              -----------   -----------   -----------   -----------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets)
  Mortality and Expense Risk
    Charges(b)..............     0.60%         0.60%         0.60%         0.60%
  Administrative Charges....     0.10%         0.10%         0.10%         0.10%
  Total Separate Account
    Annual Expenses.........     0.70%         0.70%         0.70%         0.70%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
    assets)
  Advisory Fees.............     0.36%         0.25%         0.25%         0.10%
  Administration Fees.......     0.20%         0.20%         0.20%         0.20%
  Other Expenses............     0.07%         0.05%         0.04%         0.06%
  Total Fund Annual
    Expenses................     0.63%         0.50%         0.49%         0.36%


------------
(a) This chart does not reflect deductions from premiums and the Cash Value charges which are described in the immediately preceding sections.


(b) This is the current fee. The maximum fee is 0.90%.

                          MAINSTAY VP   MAINSTAY VP
                           AMERICAN       DREYFUS      MAINSTAY VP
                            CENTURY        LARGE       EAGLE ASSET    ALGER AMERICAN   CALVERT                      FIDELITY VIP
                           INCOME &       COMPANY      MANAGEMENT         SMALL         SOCIAL    FIDELITY VIP II     EQUITY-
                            GROWTH         VALUE      GROWTH EQUITY   CAPITALIZATION   BALANCED     CONTRAFUND         INCOME
                          -----------   -----------   -------------   --------------   --------   ---------------   ------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets)
  Mortality and Expense
    Risk Charges(b).....     0.60%         0.60%          0.60%           0.60%         0.60%          0.60%           0.60%
  Administrative
    Charges.............     0.10%         0.10%          0.10%           0.10%         0.10%          0.10%           0.10%
  Total Separate Account
    Annual
    Expenses............     0.70%         0.70%          0.70%           0.70%         0.70%          0.70%           0.70%
FUND ANNUAL EXPENSES
  AFTER REIMBURSEMENT
  (as a % of average net
    assets)
  Advisory Fees.........     0.50%         0.60%          0.50%           0.85%         0.70%          0.58%           0.48%
  Administration Fees...     0.20%         0.20%          0.20%           0.00%         0.00%          0.00%           0.00%
  Other Expenses........     0.15%(h)      0.15%(h)       0.15%(h)        0.05%         0.19%(d)       0.07%           0.08%
  Total Fund Annual
    Expenses............     0.85%         0.95%          0.85%           0.90%         0.89%(d)       0.65%(e)        0.56%(e)


                                        JANUS ASPEN   MORGAN STANLEY
                          JANUS ASPEN     SERIES           UIF           T. ROWE
                            SERIES       WORLDWIDE       EMERGING      PRICE EQUITY
                           BALANCED       GROWTH      MARKETS EQUITY      INCOME
                          -----------   -----------   --------------   ------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets)
  Mortality and Expense
    Risk Charges(b).....     0.60%         0.60%          0.60%           0.60%
  Administrative
    Charges.............     0.10%         0.10%          0.10%           0.10%
  Total Separate Account
    Annual
    Expenses............     0.70%         0.70%          0.70%           0.70%
FUND ANNUAL EXPENSES
  AFTER REIMBURSEMENT
  (as a % of average net
    assets)
  Advisory Fees.........     0.65%         0.65%          0.42%           0.85%(i)
  Administration Fees...     0.00%         0.00%          0.25%           0.00%
  Other Expenses........     0.02%         0.05%          1.12%           0.00%
  Total Fund Annual
    Expenses............     0.67%(f)      0.70%(f)       1.79%(g)        0.85%(i)


------------

(d) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly, would be 0.86%.



 (e) Through arrangements with certain funds or Fidelity Management & Research Company on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, total operating expenses presented in the table would have been 0.67% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.



 (f) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Janus Aspen Series Worldwide Growth and Balanced Portfolios. All expenses are shown without the effect of any expense offset arrangements.



(g) Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1999 which were equal to 0.04% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 2.62%, respectively.



(h) "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been 0.92%, 1.00% and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios, respectively.



(i) Management fees include operating expenses.

SURRENDER CHARGES


     During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This surrender charge is in addition to the sales expense charge discussed on page 12.


     The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

                        YEAR                           SURRENDER CHARGE
                        ----                           ----------------
2-6..................................................        100%
  7..................................................         90%
  8..................................................         80%
  9..................................................         70%
 10..................................................         60%
 11..................................................         50%
 12..................................................         40%
 13..................................................         30%
 14..................................................         20%
 15..................................................         10%
 16+.................................................          0%

     During the first two Policy Years, the surrender charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge which would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a policy is issued or the face amount is increased.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required Internal Revenue Code minimum distribution for the policy.

     HOW THE POLICY WORKS

     This example is based on the illustration from page A-1, assuming a 6% hypothetical gross annual investment return and current charges in the first Policy Year:


Scheduled Annual Premium........................................  $3,000.00
less:    Sales expense charge (5%)..............................     150.00
         State tax charge (2%)..................................      60.00
         Federal tax charge (1.25%).............................      37.50
                                                                  ---------
equals:  Net premium............................................  $2,752.50
plus:    Net investment performance (varies daily)..............     112.06
less:    Monthly contract charges ($6 per month currently)......      72.00
less:    Charges for cost of insurance (varies monthly).........     384.68
                                                                  ---------
equals:  Cash Value.............................................  $2,407.88
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid)..................................................     750.00
less:    Balance of first year monthly contract charge(1).......     228.00
equals:  Cash Surrender Value(at end of year 1).................  $1,429.88


------------

(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.



                              THE SEPARATE ACCOUNT



     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.



     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.



     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.



     The Separate Account currently consists of twenty-two Investment Divisions. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other

Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios. The Eligible Portfolios of the relevant Funds, along with their portfolio managers, are listed in the following table:




FUND                               PORTFOLIO MANAGERS                ELIGIBLE PORTFOLIOS
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     MacKay Shields LLC                MainStay VP Capital Appreciation;
                                                                     MainStay VP Cash Management;
                                                                     MainStay VP Convertible;
                                                                     MainStay VP Government;
                                                                     MainStay VP High Yield Corporate
                                                                       Bond;
                                                                     MainStay VP International Equity;
                                                                     MainStay VP Total Return;
                                                                     MainStay VP Value
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Monitor Capital Advisors LLC      MainStay VP Indexed Equity
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Madison Square Advisors LLC       MainStay VP Bond;
                                                                     MainStay VP Growth Equity
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP American Century
                                     Insurance Company                 Income & Growth
                                   Subadviser: American Century
                                     Investment Management, Inc.
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP Dreyfus Large
                                     Insurance Company                 Company Value
                                   Subadviser: The Dreyfus
                                     Corporation
------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.     Adviser: New York Life            MainStay VP Eagle Asset
                                     Insurance Company                 Management Growth Equity
                                   Subadviser: Eagle Asset
                                     Management, Inc.
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Fred Alger Management, Inc.       Alger American Small
                                                                       Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Asset Management          Calvert Social Balanced
                                   Company, Inc.
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity Management and           Fidelity VIP II Contrafund(R)
 Products Fund II                  Research Company
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity Management and           Fidelity VIP Equity-Income
 Products Fund                     Research Company
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Capital Corporation         Janus Aspen Series Balanced;
                                                                     Janus Aspen Series Worldwide
                                                                       Growth
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Morgan Stanley                    Morgan Stanley UIF Emerging
 Funds, Inc.                       Asset Management                  Markets Equity
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Associates, Inc.    T. Rowe Price Equity Income
 Inc.

FUNDS



     MainStay VP Series Fund, Inc.--The Separate Account currently invests in fourteen Eligible Portfolios of the MainStay VP Series Fund, a diversified open-end management investment company. MacKay Shields LLC, Monitor Capital Advisors LLC, Madison Square Advisors LLC and New York Life Insurance Company provide investment advisory services to these Portfolios. American Century Investment Management, Inc., The Dreyfus Corporation and Eagle Asset Management, Inc. provide investment subadvisory services to certain Portfolios. See the prospectus for the MainStay VP Series Fund which is attached to this prospectus.



     The Alger American Fund--The Separate Account currently invests in the Alger American Small Capitalization Portfolio of The Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Eligible Portfolio available through The Alger American Fund for investment by the Separate Account. Fred Alger Management, Inc. provides investment advisory services to the Alger American Small Capitalization Portfolio. See the prospectus for The Alger American Fund which is attached to this prospectus.



     Calvert Variable Series, Inc.--The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series, Inc. Currently, the Calvert Social Balanced Portfolio is the only Eligible Portfolio available through the Calvert Variable Series, Inc. for investment by the Separate Account. Calvert Asset Management Company, Inc. provides investment advisory services to the Calvert Social Balanced Portfolio. See the prospectus for the Calvert Variable Series, Inc. which is attached to this prospectus.



     Fidelity Variable Insurance Products Fund (VIP) and Fidelity Variable Insurance Products Fund II (VIP II)--The Separate Account currently invests in the Fidelity VIP II Contrafund Portfolio of the Variable Insurance Products Fund II trust and the Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products Fund trust. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Eligible Portfolios available through the Fidelity Funds for investment by the Separate Account. Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund Portfolio and Fidelity VIP Equity-Income Portfolio. See the prospectuses for the Fidelity Variable Insurance Products Funds which are attached to this prospectus.



     Janus Aspen Series--The Separate Account currently invests in the Balanced and Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Balanced and Worldwide Growth Portfolios are the only Eligible Portfolios available through the Janus Aspen Series for investment by the Separate Account. Janus Capital Corporation provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios. See the prospectus for the Janus Aspen Series which is attached to this prospectus.



     The Universal Institutional Funds, Inc.--The Separate Account currently invests in the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. (the "Universal Funds"). Currently, the Emerging Markets Equity Portfolio is the only Eligible Portfolio available through the Universal Funds for investment by the Separate Account. Morgan Stanley Asset Management provides investment advisory services to the

Emerging Markets Equity Portfolio. See the prospectus for the Universal Funds which is attached to this prospectus.



     T. Rowe Price Equity Series, Inc.--The Separate Account currently invests in the T. Rowe Price Equity Income Portfolio of the T. Rowe Price Equity Series, Inc. Currently, the T. Rowe Price Equity Income Portfolio is the only Eligible Portfolio available through the T. Rowe Price Equity Series, Inc. for investment by the Separate Account. T. Rowe Price Associates, Inc. provides investment advisory services to the T. Rowe Price Equity Income Portfolio. See the prospectus for the T. Rowe Price Equity Series, Inc. which is attached to this prospectus.



                                   PORTFOLIOS



     The Eligible Portfolios, which the Funds offer, are the mutual fund portfolios which you may invest in through the Investment Divisions of the Separate Account. The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment Fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ. The following describes the investment characteristics of each of the twenty-two Portfolios in greater detail:



     The MainStay VP Capital Appreciation Portfolio--The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.



     The MainStay VP Cash Management Portfolio--The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.



     The MainStay VP Convertible Portfolio--The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks or the cash value of a stock or a basket or index of equity securities. Certain of the Portfolio's investments have speculative characteristics.

     The MainStay VP Government Portfolio--The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



     The MainStay VP High Yield Corporate Bond Portfolio--The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.



     The MainStay VP International Equity Portfolio--The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities.



     The MainStay VP Total Return Portfolio--The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.



     The MainStay VP Value Portfolio--The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay Shields' judgment.



     The MainStay VP Bond Portfolio--The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     The MainStay VP Growth Equity Portfolio--The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies that appear to have better than average potential for capital appreciation.



     The MainStay VP Indexed Equity Portfolio--The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R). Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500(R) in the same proportion as their representation in the S&P 500(R). The S&P 500(R) is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by or affiliated with the S&P 500(R). Standard & Poor's(R), S&P 500(R), "S&P(R)"; "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital. S&P does not sponsor, endorse, sell or promote the Indexed Equity Portfolio or represent the advisability of investing in the Portfolio.



     The MainStay VP American Century Income & Growth Portfolio--The MainStay VP American Century Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by primarily investing in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).



     The MainStay VP Dreyfus Large Company Value Portfolio--The MainStay VP Dreyfus Large Company Value Portfolio seeks capital appreciation by investing principally in a portfolio of publicly traded equity securities of domestic and foreign issuers which are characterized as value companies.



     The MainStay VP Eagle Asset Management Growth Equity Portfolio--The MainStay VP Eagle Asset Management Growth Equity Portfolio seeks growth through long-term capital appreciation by investing in common stocks that Eagle Asset Management, Inc., the Portfolio's subadviser, believes have sufficient growth potential to offer above average long-term capital appreciation.



     The Alger American Small Capitalization Portfolio--The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.



     The Calvert Social Balanced Portfolio--The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.



     The Fidelity VIP II Contrafund Portfolio--The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing primarily in common stock. FMR invests in securities of companies whose value it believes is not fully recognized by the public.

     The Fidelity VIP Equity-Income Portfolio--The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing at least 65% of total assets in income-producing equity securities. The Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.



     The Janus Aspen Series Balanced Portfolio--The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40% to 60% of its assets in securities selected primarily for their growth potential and 40% to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.



     The Janus Aspen Series Worldwide Growth Portfolio--The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.



     The Morgan Stanley UIF Emerging Markets Equity Portfolio--The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries. The Adviser seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. The Portfolio's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements with a strong shareholder value orientation.



     The T. Rowe Price Equity Income Portfolio--The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies, paying above average dividends. The Portfolio's investment approach typically employs a "value" approach and seeks companies that have good prospects for capital appreciation and dividend growth.



     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.



     You can find additional information concerning the investment objectives and policies of the Eligible Portfolios and the investment advisory services and charges and expenses in the current prospectus for the relevant Funds. These prospectuses are attached at the end of this prospectus. It is important to read the Funds' prospectuses carefully before you make any decision about your allocation of premiums to an Investment Division. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.



     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.



     We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.



ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS



     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.



     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.



     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.



     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT



     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the date they are paid.



                        GENERAL PROVISIONS OF THE POLICY


     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS


     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event may the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". Premiums must be sent to our Principal Office or to the address indicated for payment on your notice. Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.


     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges and a late period expires without sufficient payment the policy will terminate. For details see TERMINATION.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges or that are otherwise minimally funded are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations.

     UNSCHEDULED PREMIUMS


     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.



     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS



     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify us to reinstate it and we agree.


     TERMINATION

     The policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the cash value left in the Investment Division. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Surrender Value of the policy by presenting to our Principal Office a signed written request providing the information we request. (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.


     Any insurance on an Other Covered Insured, provided by a rider attached to the policy, which is still in effect will end on the policy anniversary when the Insured is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                             DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing which allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per unit during volatile market conditions. Since the same dollar amount is transferred to an Investment Division with each transfer, more units are purchased in the Investment Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, more units are sold in an Investment Division if the value per unit is low and fewer units are sold if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels.



     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:


     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;


     -- the date on which you want the transfers to be made, within the appropriate limits; and



     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.



     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.



     We will make all Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at our Principal Office. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. NYLIAC will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.



     You can cancel the Dollar Cost Averaging option at any time by written request. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.



     This option is available to you at no additional cost.


                          AUTOMATIC ASSET REALLOCATION


     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.



     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.



     You can cancel the Automatic Asset Reallocation feature at any time by written request. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.



     This option is available to you at no additional cost.



                                 INTEREST SWEEP



     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:


     -- the date you want this feature to start;

     -- the percentage you want to be transferred to each Investment Division;
        and


     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.



     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.



     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.



     If an Interest Sweep transfer would cause more than the greater of $5,000 or 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.



     This feature is available at no additional cost.



     THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS



     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.



     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the Variable Accumulation Values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policyowners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.


                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY-- Payment Options at page 52.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy (ii) or a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy plus the Cash Value or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130

     The value of any additional benefits provided by rider on the primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                        POLICY A    POLICY B
                                                        --------    --------
(1) Face amount.......................................  $100,000    $100,000
(2) Cash Value on date of death (and no loans)........  $ 50,000    $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death.............      215%        215%
(4) Cash Value multiplied by the IRC Percentage.......  $107,500    $ 86,000
(5) Death benefit = greater of (1) and (4)............  $107,500    $100,000

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                             POLICY A    POLICY B    POLICY C
                                             --------    --------    --------
(1) Face amount as shown on the Policy Data
    Page...................................  $100,000    $100,000    $200,000
(2) Cash Surrender Value on date of
    death..................................  $ 50,000    $110,000    $110,000
(3) Death benefit after maturity = Cash
    Surrender Value........................  $ 50,000    $110,000    $110,000

---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased.


     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15 year surrender charge period only on the amount of the increase.


     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES at page 17.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at our Principal Office or such other location that we indicate to you in writing.


     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value and a surrender charge will be assessed if a surrender charge is then currently applicable.



     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule will no longer be in effect.


                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE


     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.


     TRANSFERS


     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We reserve the right to charge $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count toward the twelve-transfer limit.



     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT at page 43.)


     Transfer requests must be in writing and sent to our Principal Office on a form we approve or by telephone in accordance with established procedures. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day on which NYLIAC receives the transfer request. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day. (See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds at page 55.)


     INVESTMENT RETURN

     The investment return of a policy is based on:

     -- The Accumulation Units held in each Investment Division,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day on which the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE


     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at our Principal Office. The policy and written request for surrender are deemed received on the date on which they are received by mail at NYLIAC's Principal Office or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day.



     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.


     PARTIAL WITHDRAWALS


     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, in writing or by calling a service representative at (800) 598-2019. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day during which we receive the request for the partial withdrawal at our Principal Office. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. For details see CHARGES UNDER THE POLICY at page 12.


     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.


                             POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.


     FOR EXISTING LOANS INITIATED BEFORE MAY 19, 2000


     When a loan is requested, an amount necessary to increase the value in the Fixed Account to 108% of the new loan amount, less the excess of the value in the Fixed Account over any outstanding policy loan, is transferred from the Separate Account to the Fixed Account. This transfer will be made on a pro-rata basis from the various Investment Divisions. While a policy loan is outstanding, no partial withdrawals or transfers which would reduce the value in the Fixed Account below 108% of the outstanding loan are permitted. However, monthly deductions, such as the cost of insurance charge, may reduce the Fixed Account below the 108% threshold.


     FOR ALL NEW POLICIES ISSUED ON AND AFTER MAY 19, 2000 AND FOR ALL NEW AND EXISTING LOANS ON THEIR POLICY ANNIVERSARY FOLLOWING MAY 19, 2000



     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.


     LOAN INTEREST


     The effective annual loan interest rate is 8% (6% for all new policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversary following May 19, 2000), which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount.



     If we have set a loan interest rate lower than 8% (6% for all new policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversary following May 19, 2000) per year, any subsequent increase in the interest rate will be subject to the following conditions:


          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to you if the excess amount is not paid within that 31 days.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.

     Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.


     THE EFFECTS OF A POLICY LOAN



     As long as there is an outstanding loan, the amount held as collateral remains in the Fixed Account which does not share in the Separate Account's investment performance. As you repay your loan, we reduce the amount held as collateral. If your policy is a modified endowment contract, a loan may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS on page 44 for more information.



     A loan will affect the cash surrender value of your policy and its policy proceeds. If you surrender your policy, if your policy terminates, or if a life insurance benefit becomes payable under the policy, and there are any outstanding loans at that time, we will deduct the amount of any outstanding loans (including any accrued loan interest) from the cash value of your policy or from the life insurance benefit we pay.


                              FREE LOOK PROVISION


     The policy contains a provision that permits cancellation by returning it to us, or to the registered representative through whom it was purchased, during the free look period. The free look period begins on the date you receive the policy and ends 20 days later (or the amount of time required by state law but not less than 10 days). You can cancel increases in the face amount under the same time limitations. Premiums will be allocated to the MainStay VP Cash Management Investment Division until the end of the free look period. (In the District of Columbia, when the policy is issued, the premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the policy is delivered or 45 days after the application is executed, the net premium is allocated according to the policyowner's instructions.) Unless otherwise required by state law, upon cancellation, you will receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and partial withdrawals. The policy will be void as of the Issue Date. For canceled increases in the face amount, the refund equals the amount of premiums that are in excess of scheduled premiums which are allocated to the increase in accordance with the surrender charge provision, less any portion of such amount previously paid to you.

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. However, you may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when we receive proper written request.


     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance which we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at our Principal Office, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.



     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability in order to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.


                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special stockholder meetings will be called when necessary.

     To the extent required by law, whenever a special stockholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.


     The number of votes of an Eligible Portfolio which are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.


     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company or in any other form permitted by law;

     -- deregister the Separate Account;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC


DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date;
                                            President and Chief Operating Officer of New York
                                            Life from October 1995 to April 1997; Vice Chairman
                                            and President Elect from February 1995 to October
                                            1995; Executive Vice President prior thereto.
                                            President of NYLIAC from November 1995 to May 1997.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to
                                            January 1997; Senior Vice President and Chief
                                            Financial Officer--Individual Operations prior
                                            thereto. President of NYLIAC from May 1997 to date;
                                            Executive Vice President from November 1995 to May
                                            1997; Senior Vice President prior thereto.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date and Corporate Secretary of New York Life
                                            from November 1995 to date; Senior Vice President of
                                            New York Life from 1991 until June 1995. Member of
                                            the Executive Management Committee of New York Life
                                            since 1994.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department of New York Life from 1996 to March
                                            1999. Managing Partner of Dallas General Office of
                                            New York Life from 1994 to 1996.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life since July 1995;
                                            Vice President of New York Life from 1994 to July
                                            1995.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.

Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from March 1992
                                            to date; Vice President prior thereto. Senior Vice
                                            President of NYLIAC from April 1992 to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date; Senior Vice President--Northeastern Agencies
                                            from February 1994 to July 1995; Vice President prior
                                            thereto. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date; Senior Vice
                                            President in charge of the Individual Life Department
                                            prior thereto. Senior Vice President of NYLIAC from
                                            April 1992 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date; Vice President and Treasurer
                                            from November 1992 to March 1997; Corporate Vice
                                            President prior thereto. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer of NYLIAC from January 1993
                                            to May 1997.
Gary E. Wendlandt.........................  Executive Vice President in charge of the Asset
                                            Management business of New York Life from May 1999 to
                                            date; Executive Vice President of NYLIAC from March
                                            2000 to date. Executive Vice President and Chief
                                            Investment Officer of Mass Mutual Life Insurance
                                            Company, June 1992 to April 1999.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from November 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.

Joel M. Steinberg, FSA, MAAA..............  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998. Actuary prior
                                            to March 1996.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date; Chief Actuary and
                                            Controller prior thereto. Senior Vice President and
                                            Chief Actuary of NYLIAC from May 1991 to date.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date. Senior Vice President of NYLIAC from
                                            March 2000 to date. Vice President of New York Life
                                            from 1993.



                               THE FIXED ACCOUNT


     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.


     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year.


     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details.

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures.

     See the policy for details and a description of the Fixed Account.

     PROCEDURES FOR TELEPHONE TRANSFERS

     You may effect telephone transfers in two ways. You may directly contact a service representative at (800)598-2019. You may also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the unassisted transfer of monies among the Investment Divisions and/or the Fixed Account and change of allocation of future payments. If you intend to conduct telephone transfers through the VRU, you must complete a Telephone Authorization Form. We reserve the right to temporarily discontinue the availability of the VRU.


     We will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any requests, callers will be asked for their social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all policyowners who request VRU access. The PIN is selected by and known only to the policyowner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, we will confirm all transactions performed over the VRU and all transactions effected with a service representative, in writing. NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time to assure same-day processing. Requests received after 4:00 p.m. will be processed at the end of the next Business Day. Transfers will be effected at the price next determined after receipt of the transfer request.


                       FEDERAL INCOME TAX CONSIDERATIONS


     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policy, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings.


     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, you should consult with a tax advisor.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986. The Separate Account is not a separate taxable entity from NYLIAC and its operation is taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.


     CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Section 848 of the Internal Revenue Code by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this charge. We believe that this charge is reasonable in relation to the increased tax burden NYLIAC incurs as a result of Internal Revenue Code Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, we review the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest credited to policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, NYLIAC may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, NYLIAC reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, we intend to comply with Section 817(h) and its regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account holding an interest in such Portfolio.

     With respect to variable life insurance contracts, the general diversification requirements of Section 817(h) are modified to the extent that any of the assets of the Separate Account are direct obligations of the United States Treasury. Even if the Separate Account invests only in United States Treasury securities, it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Separate Account will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

     In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, we reserve the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.

     LIFE INSURANCE STATUS OF POLICY

     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of
Section 101(a)(1) of the Internal Revenue Code. Pursuant to Section 101(g), amounts received after December 31, 1996, by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the

Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different.



     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the annual "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.



     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in life insurance benefits during the first seven contract years will cause the policy to be retested as if it had originally been issued with the reduced life insurance benefit.



     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.



     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in life insurance benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.



     If a policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, less surrender charges and any deferred contract charges, exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.


     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount which may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.


     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

     POLICY LOANS AND INTEREST DEDUCTIONS

     We also believe that under current law any loan received under the policy will be treated as Policy Debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.


     CORPORATE ALTERNATIVE MINIMUM TAX

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, you should consult with a qualified tax advisor.

     STEP PROGRAM

     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

     QUALIFIED PLANS

     In the future, we may make the policy available to certain tax-qualified employee benefit plans. The rules governing such use are complex, and a purchaser should not use the policy in conjunction with any such qualified plan until he or she has consulted a competent tax advisor. The policy may not be acquired by an Individual Retirement Account (IRA).

     WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyowner can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for either a lower rate of withholding or an exemption from withholding.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you can request that we reinstate the policy during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

     -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.


     ADDITIONAL BENEFITS PROVIDED BY RIDER


     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following riders are available.

  Guaranteed Minimum Death Benefit ("GMDB") Rider


     This rider is subject to state regulatory approvals and may not be available in all states. In addition, the rider title and requirements for this rider may vary by state. Please contact your registered representative or refer to your rider for additional information.



     This rider guarantees that the policy will not lapse even if the Cash Surrender Value is not enough to cover the policy's current monthly deduction charges. Generally, this rider is issued with expiry dates of the Insured's age 70, 80 and, except for policies issued with a substandard underwriting class,
95. At issue, you can choose any one of the expiry dates, but the coverage period for the rider must be at least 10 years.


     In exchange for the guarantee provided by this rider, you are required to pay a certain amount of premiums into the policy. The monthly GMDB premium is calculated for the policy and is shown on the Policy Data Page. However, premiums do not have to be paid on a monthly basis. On each Monthly Deduction Day, a GMDB premium test is performed. The GMDB premium test is satisfied if the total of all premiums paid to date under the policy, less any partial withdrawals made, are at least equal to the sum of all monthly GMDB premiums from the date this rider is issued up to that Monthly Deduction Day.

     If on a Monthly Deduction Day, the policy does not satisfy the GMDB premium test by more than the amount of one monthly GMDB premium, you will be notified by letter that the rider will end unless you pay the amount necessary to pass the test by the next Monthly Deduction Day. However, we will reinstate the rider if the required payment is received before the next Monthly Deduction Day following the date the rider ended.

     The monthly GMDB premium can change if certain changes are made to the policy.

     In addition to the premium requirement described above, policyowners must pay a charge for the rider. The charge is $0.01 per $1000 of the sum of the policy's base face amount plus any face amount provided by an Other Covered Insured rider. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day.

     This rider will end if you take a policy loan during the first two Policy Years. After the first two Policy Years, loans are permitted but are restricted. In general, the Cash Surrender Value minus the requested loan must exceed the total of the monthly GMDB premiums, accumulated at an annual effective interest rate of 6%, as of that date. If you request a loan which would cause the GMDB rider to end, we will delay processing the request until we receive your signed authorization to terminate the rider. Once terminated under these circumstances, the rider cannot be reinstated.

     This rider will also end if the rider reaches its expiry date or if the policy ends or is surrendered.

     The GMDB rider also covers the monthly deduction charges due for any other policy riders. However, if monthly deduction charges are being waived under another policy rider, the GMDB rider is placed in an inactive status and no benefit under the GMDB rider is in effect. While the rider is in an inactive status, no charge for the rider is payable, and no GMDB premium testing will be performed. However, once monthly deductions for the policy are no longer being waived, the GMDB rider will automatically be restored. Beginning in the next Monthly Deduction Day, the charge for this rider will be deducted and the GMDB premium test must again be satisfied.

  Children's Insurance Rider

     This rider provides level term insurance coverage on the lives of children of the Insured until the earlier of the policy anniversary on which the child is age 25 or the policy anniversary on which the Insured is or would have been age
65. At that time, you may convert the rider coverage to a current-dated permanent life insurance policy.

  Term Insurance On Other Covered Insured Rider (also referred to as Supplemental Insurance Benefit Rider)

     This rider provides level term insurance coverage on one or more insureds and is convertible up until the policy anniversary on which that insured is age 71 or on the death of the primary Insured, if earlier. This rider is currently not available on the primary Insured.

  Monthly Deduction Waiver Rider

     This rider provides for the waiver of monthly deduction charges in the event of total disability of the primary Insured.

  Accidental Death Benefit Rider

     This rider provides for an additional death benefit in the event the Insured's death was caused by accidental bodily injury occurring within one year of the Insured's death. No benefit is payable under this rider if the Insured dies before his or her first birthday or after the policy anniversary when the Insured is age 70.

  Guaranteed Insurability Rider

     This rider allows you to increase the face amount of the policy or purchase a new policy on the Insured for a specified option amount on specified dates, without evidence of insurability.

  Spouse Paid-Up Insurance Purchase Option Rider (not available in New York)

     This rider allows the Insured's spouse or the spouse of an Other Covered Insured to purchase a paid-up insurance policy on his or her life on the Insured's or the Other

Covered Insured's death. The amount that may be purchased cannot exceed the death benefit on the policy, provided the spouse is the Beneficiary under the policy or the applicable Term Insurance On Other Covered Insured Rider.


  Accelerated Benefits Rider (also referred to as Living Benefits Rider)



     Generally, this rider allows you to receive 25% or more of the death benefit up to $250,000, less an interest adjustment, less an administrative fee (up to $150 generally) when the Insured has a life expectancy of twelve months or less. Amounts received under this rider after December 31, 1996 will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if the policyowner is not the Insured and the policyowner has an insurable interest in the life of the Insured either because the Insured is a director, officer or employee of the policyowner or because the Insured has a financial interest in a business of the policyowner.


     When less than 100% of the death benefit is accelerated, the policy stays in force, with the face amount and other policy values reduced proportionately.

     PAYMENT OPTIONS

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT


     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Principal Office or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.


     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the Insured commits suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value, loan proceeds, partial withdrawals or the death benefit are made within 7 days after we receive all requirements at our Principal Office or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at our Principal Office. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                              RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing you the same information as of the end of the previous quarter.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies: A.M. Best and Moody's Investor's Services Inc. (for financial strength and stability) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life.


     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 50% of the premiums paid up to a policy's target premium plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount.


     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                                    EXPERTS



     The financial statements of NYLIAC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     The financial statements of the Separate Account as of December 31, 1999 and for the year then ended included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


     Actuarial matters in this prospectus have been examined by Joel M. Steinberg, FSA, MAAA, Vice President and Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statements.

                              FINANCIAL STATEMENTS


     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1999, 1998, and 1997, and of the Separate Account (including the auditor's report) for the year ended December 31, 1999 are included in this prospectus. The financial statements of NYLIAC should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the policy.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1999

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $248,250,589     $ 22,762,437     $  3,378,694     $  3,570,800
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk charges.................................        419,994           44,442            5,486            6,133
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $247,830,595     $ 22,717,995     $  3,373,208     $  3,564,667
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL variable accumulation units
      outstanding: 7,630,484; 17,483,479;
      190,417; 269,503; 1,581,024; 343,179;
      2,039,979; 1,578,356; 519,766; 1,946,565;
      3,369,197, respectively....................   $246,982,346     $ 22,447,825     $  3,290,587     $  3,555,262
    VUL 2000 variable accumulation units
      outstanding: 70,003; 267,906; 6,871; 936;
      8,676; 1,200; 8,883; 8,457; 1,421; 26,277;
      175,836, respectively......................        848,249          270,170           82,621            9,405
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $247,830,595     $ 22,717,995     $  3,373,208     $  3,564,667
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $      32.37     $       1.28     $      17.28     $      13.19
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      12.12     $       1.01     $      12.02     $      10.05
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $219,380,587     $ 22,762,438     $  3,075,693     $  3,834,138
                                                    ============     ============     ============     ============

                                                      AMERICAN                                            ALGER
                                                      CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN
                                                      INCOME &         COMPANY         MANAGEMENT         SMALL
                                                       GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $     35,909     $     21,032     $    135,691     $ 16,749,579
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk charges.................................             19                8               13           26,729
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $     35,890     $     21,024     $    135,678     $ 16,722,850
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL variable accumulation units
      outstanding: --; --; --; 954,307; 64,356;
      1,813,616; 832,595; 1,091,689; 2,010,023;
      455,712; --, respectively..................   $         --     $         --     $         --     $ 16,660,846
    VUL 2000 variable accumulation units
      outstanding: 3,283; 2,034; 9,759; 4,746;
      770; 39,810; 21,318; 76,690; 44,583; 3,912;
      8,647, respectively........................         35,890           21,024          135,678           62,004
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $     35,890     $     21,024     $    135,678     $ 16,722,850
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $         --     $         --     $         --     $      17.46
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      10.93     $      10.34     $      13.90     $      13.06
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $     34,889     $     20,834     $    133,193     $ 16,314,853
                                                    ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    ---------------------------------------------------------------------------------------------------------------------
     $ 25,980,616     $  6,536,354     $ 48,361,258     $ 28,308,751     $  7,134,827      $ 64,376,426      $121,088,697
           44,501           11,290           83,460           48,083           12,248           112,912           203,551
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 25,936,115     $  6,525,064     $ 48,277,798     $ 28,260,668     $  7,122,579      $ 64,263,514      $120,885,146
     ============     ============     ============     ============     ============      ============      ============
     $ 25,846,254     $  6,511,184     $ 48,176,161     $ 28,171,272     $  7,108,358      $ 63,941,612      $118,869,113
           89,861           13,880          101,637           89,396           14,221           321,902         2,016,033
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 25,936,115     $  6,525,064     $ 48,277,798     $ 28,260,668     $  7,122,579      $ 64,263,514      $120,885,146
     ============     ============     ============     ============     ============      ============      ============
     $      16.35     $      18.97     $      23.62     $      17.85     $      13.68      $      32.85      $      35.28
     ============     ============     ============     ============     ============      ============      ============
     $      10.36     $      11.56     $      11.44     $      10.57     $      10.01      $      12.25      $      11.47
     ============     ============     ============     ============     ============      ============      ============
     $ 28,535,513     $  5,282,639     $ 35,502,480     $ 28,298,257     $  7,727,533      $ 55,166,467      $113,970,586
     ============     ============     ============     ============     ============      ============      ============

                                                                         JANUS ASPEN      MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES         DEAN WITTER         T. ROWE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       PRICE
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH            EQUITY        EQUITY INCOME
    ---------------------------------------------------------------------------------------------------------------------
     $    993,327     $ 37,541,549     $ 13,115,902     $ 23,473,542     $ 53,154,029      $  6,719,728      $     84,995
            1,686           61,031           21,309           37,324           92,836            11,060                 3
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $    991,641     $ 37,480,518     $ 13,094,593     $ 23,436,218     $ 53,061,193      $  6,708,668      $     84,992
     ============     ============     ============     ============     ============      ============      ============
     $    983,387     $ 37,009,050     $ 12,869,070     $ 22,548,988     $ 52,432,340      $  6,650,527      $         --
            8,254          471,468          225,523          887,230          628,853            58,141            84,992
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $    991,641     $ 37,480,518     $ 13,094,593     $ 23,436,218     $ 53,061,193      $  6,708,668      $     84,992
     ============     ============     ============     ============     ============      ============      ============
     $      15.28     $      20.41     $      15.46     $      20.66     $      26.09      $      14.59      $         --
     ============     ============     ============     ============     ============      ============      ============
     $      10.72     $      11.84     $      10.58     $      11.57     $      14.11      $      14.86      $       9.83
     ============     ============     ============     ============     ============      ============      ============
     $    995,807     $ 29,118,554     $ 12,632,107     $ 19,504,034     $ 46,780,275      $  4,251,628      $     86,546
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................................  $          --    $   1,033,284    $     112,711    $     186,993
  Mortality and expense risk charges.............     (1,325,374)        (149,862)         (16,793)         (24,832)
                                                   -------------    -------------    -------------    -------------
      Net investment income (loss)...............     (1,325,374)         883,422           95,918          162,161
                                                   -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..............    152,344,807      420,117,735          190,880        2,190,273
  Cost of investments sold.......................   (105,222,446)    (420,117,858)        (165,136)      (2,181,903)
                                                   -------------    -------------    -------------    -------------
      Net realized gain (loss) on investments....     47,122,361             (123)          25,744            8,370
  Realized gain distribution received............      9,212,178                8          333,649               --
  Change in unrealized appreciation
    (depreciation) on investments................     (9,158,970)             107          406,847         (259,370)
                                                   -------------    -------------    -------------    -------------
      Net gain (loss) on investments.............     47,175,569               (8)         766,240         (251,000)
                                                   -------------    -------------    -------------    -------------
  Increase (decrease) attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate Account.....        (57,448)          (1,253)          (1,036)              47
                                                   -------------    -------------    -------------    -------------
      Net increase (decrease) in total equity
        resulting from operations................  $  45,792,747    $     882,161    $     861,122    $     (88,792)
                                                   =============    =============    =============    =============

                                                      AMERICAN                        EAGLE ASSET         ALGER
                                                      CENTURY       DREYFUS LARGE      MANAGEMENT        AMERICAN
                                                      INCOME &         COMPANY           GROWTH           SMALL
                                                     GROWTH(a)         VALUE(a)        EQUITY(a)      CAPITALIZATION
                                                   ----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income................................  $         221    $         156    $          --    $          --
  Mortality and expense risk charges.............            (18)              (8)             (12)         (64,998)
                                                   -------------    -------------    -------------    -------------
      Net investment income (loss)...............            203              148              (12)         (64,998)
                                                   -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..............          6,414              798            2,538      309,989,456
  Cost of investments sold.......................         (6,273)            (771)          (1,944)    (306,259,435)
                                                   -------------    -------------    -------------    -------------
      Net realized gain (loss) on investments....            141               27              594        3,730,021
  Realized gain distribution received............             --               --            1,080          735,842
  Change in unrealized appreciation
    (depreciation) on investments................          1,020              198            2,499          212,328
                                                   -------------    -------------    -------------    -------------
      Net gain on investments....................          1,161              225            4,173        4,678,191
                                                   -------------    -------------    -------------    -------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation retained by
    Separate Account.............................             (1)              --               (1)          (5,174)
                                                   -------------    -------------    -------------    -------------
      Net increase in total equity resulting from
        operations...............................  $       1,363    $         373    $       4,160    $   4,608,019
                                                   =============    =============    =============    =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    ---------------------------------------------------------------------------------------------------------------------
    $   2,919,680    $      19,396    $     795,746    $     349,161    $     429,660     $     340,542     $   1,094,708
         (160,799)         (34,254)        (278,453)        (177,341)         (46,120)         (342,165)         (625,794)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        2,758,881          (14,858)         517,293          171,820          383,540            (1,623)          468,914
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
        1,691,618        1,039,546        1,942,053        1,474,401          743,861         9,199,644       237,429,723
       (1,669,515)        (946,738)      (1,004,465)      (1,186,551)        (736,993)       (5,816,498)     (223,788,302)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           22,103           92,808          937,588          287,850            6,868         3,383,146        13,641,421
          499,619          133,262        1,305,271               --              553         5,714,804         1,618,939
         (818,497)       1,140,110        3,737,718        1,329,416         (531,346)        4,351,297           734,879
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
         (296,775)       1,366,180        5,980,577        1,617,266         (523,925)       13,449,247        15,995,239
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           (3,665)          (1,636)          (8,421)          (1,483)              71           (18,194)          (21,057)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $   2,458,441    $   1,349,686    $   6,489,449    $   1,787,603    $    (140,314)    $  13,429,430     $  16,443,096
    =============    =============    =============    =============    =============     =============     =============

                                                                         JANUS ASPEN      MORGAN STANLEY       T. ROWE
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES         DEAN WITTER          PRICE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       EQUITY
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH            EQUITY          INCOME(a)
    ---------------------------------------------------------------------------------------------------------------------
    $      21,450    $      91,179    $     130,390    $     376,018    $      53,187     $         760     $         249
           (4,964)        (176,020)         (74,391)         (91,838)        (220,680)          (24,825)               (3)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           16,486          (84,841)          55,999          284,180         (167,493)          (24,065)              246
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           80,603          828,229        1,148,237          600,921      189,862,953           638,675               746
          (76,785)        (545,722)      (1,035,736)        (420,980)    (174,195,638)         (817,984)             (735)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
            3,818          282,507          112,501          179,941       15,667,315          (179,309)               11
           73,487          668,643          288,230               --               --                --             1,944
             (346)       5,142,920             (219)       3,014,831        4,604,576         3,006,590            (1,551)
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
           76,959        6,094,070          400,512        3,194,772       20,271,891         2,827,281               404
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
             (106)          (7,286)            (603)          (4,490)         (22,883)           (3,019)               --
    -------------    -------------    -------------    -------------    -------------     -------------     -------------
    $      93,339    $   6,001,943    $     455,908    $   3,474,462    $  20,081,515     $   2,800,197     $         650
    =============    =============    =============    =============    =============     =============     =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1999
and December 31, 1998

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         CAPITAL APPRECIATION                  CASH MANAGEMENT
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $ (1,325,374)     $   (719,267)     $    883,422      $    416,851
    Net realized gain (loss) on investments.......    47,122,361        28,598,175              (123)              174
    Realized gain distribution received...........     9,212,178         1,508,712                 8                --
    Change in unrealized appreciation
      (depreciation) on investments...............    (9,158,970)       12,462,126               107              (115)
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....       (57,448)          (54,151)           (1,253)             (576)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.................    45,792,747        41,795,595           882,161           416,334
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    55,159,677        43,015,039        64,486,957        55,826,497
    Cost of insurance.............................   (18,814,467)      (15,632,087)       (2,584,763)       (2,030,838)
    Policyowners' surrenders......................    (8,083,942)       (5,755,421)         (491,187)         (350,776)
    Net transfers to Fixed Account................    (4,927,532)       (3,314,522)         (381,185)         (637,496)
    Transfers between Investment Divisions........    15,795,045         6,185,530       (53,599,684)      (46,950,717)
    Policyowners' death benefits..................      (227,269)         (257,174)             (188)          (18,009)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................    38,901,512        24,241,365         7,429,950         5,838,661
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................    84,694,259        66,036,960         8,312,111         6,254,995
TOTAL EQUITY:
    Beginning of year.............................   163,136,336        97,099,376        14,405,884         8,150,889
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $247,830,595      $163,136,336      $ 22,717,995      $ 14,405,884
                                                    ============      ============      ============      ============

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         INTERNATIONAL EQUITY                    TOTAL RETURN
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    (14,858)     $     69,313      $    517,293      $    445,770
    Net realized gain on investments..............        92,808           399,556           937,588           830,540
    Realized gain distribution received...........       133,262                --         1,305,271           933,164
    Change in unrealized appreciation
      (depreciation) on investments...............     1,140,110           253,950         3,737,718         4,843,628
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....        (1,636)           (1,447)           (8,421)           (9,150)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.................     1,349,686           721,372         6,489,449         7,043,952
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................     1,598,744         1,534,922        10,858,597         9,007,541
    Cost of insurance.............................      (503,092)         (529,562)       (3,741,166)       (3,313,627)
    Policyowners' surrenders......................      (162,868)         (256,808)       (1,584,812)       (1,211,414)
    Net transfers to Fixed Account................      (187,961)         (141,464)         (909,132)         (772,143)
    Transfers between Investment Divisions........       328,106          (191,458)        1,510,064           524,899
    Policyowners' death benefits..................       (86,667)          (98,515)          (29,909)         (122,817)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................       986,262           317,115         6,103,642         4,112,439
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................     2,335,948         1,038,487        12,593,091        11,156,391
TOTAL EQUITY:
    Beginning of year.............................     4,189,116         3,150,629        35,684,707        24,528,316
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $  6,525,064      $  4,189,116      $ 48,277,798      $ 35,684,707
                                                    ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                     MAINSTAY VP
             MAINSTAY VP                         MAINSTAY VP                          HIGH YIELD
             CONVERTIBLE                          GOVERNMENT                        CORPORATE BOND
    ------------------------------      ------------------------------      ------------------------------
        1999              1998              1999              1998              1999              1998
    ------------------------------------------------------------------------------------------------------
    $     95,918      $     73,863      $    162,161      $    127,272      $  2,758,881      $  1,590,363
          25,744             7,340             8,370            37,886            22,103            64,854
         333,649            50,288                --                --           499,619            47,406
         406,847           (85,229)         (259,370)           14,939          (818,497)       (1,498,958)
          (1,036)              (23)               47              (204)           (3,665)              (61)
    ------------      ------------      ------------      ------------      ------------      ------------
         861,122            46,239           (88,792)          179,893         2,458,441           203,604
    ------------      ------------      ------------      ------------      ------------      ------------
         867,144           737,857         1,020,933           766,789         8,302,753         7,559,778
        (271,355)         (229,862)         (338,961)         (242,485)       (2,619,979)       (2,353,235)
         (86,364)          (23,416)         (132,107)          (50,424)         (944,952)         (463,485)
         (11,682)          (24,417)          (38,557)          (33,099)         (456,296)         (263,644)
         250,099           377,042          (307,986)        1,168,469           412,072         1,875,550
            (739)               --              (367)          (27,512)          (18,566)           (8,961)
    ------------      ------------      ------------      ------------      ------------      ------------
         747,103           837,204           202,955         1,581,738         4,675,032         6,346,003
    ------------      ------------      ------------      ------------      ------------      ------------
       1,608,225           883,443           114,163         1,761,631         7,133,473         6,549,607
       1,764,983           881,540         3,450,504         1,688,873        18,802,642        12,253,035
    ------------      ------------      ------------      ------------      ------------      ------------
    $  3,373,208      $  1,764,983      $  3,564,667      $  3,450,504      $ 25,936,115      $ 18,802,642
    ============      ============      ============      ============      ============      ============

             MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP
                VALUE                                BOND                           GROWTH EQUITY
    ------------------------------      ------------------------------      ------------------------------
        1999              1998              1999              1998              1999              1998
    ------------------------------------------------------------------------------------------------------
    $    171,820      $    203,854      $    383,540      $    270,882      $     (1,623)     $     79,088
         287,850           166,506             6,868             2,914         3,383,146           227,341
              --         1,711,646               553           150,296         5,714,804         2,916,300
       1,329,416        (3,245,087)         (531,346)          (24,456)        4,351,297         3,898,766
          (1,483)              952                71              (496)          (18,194)          (10,255)
    ------------      ------------      ------------      ------------      ------------      ------------
       1,787,603        (1,162,129)         (140,314)          399,140        13,429,430         7,111,240
    ------------      ------------      ------------      ------------      ------------      ------------
       9,785,258         9,730,766         2,187,714         1,746,262        15,546,512        12,186,740
      (3,051,256)       (3,192,216)         (693,353)         (615,607)       (5,033,902)       (3,822,721)
      (1,034,284)         (713,023)         (278,012)         (215,276)       (1,962,772)         (927,793)
        (470,194)         (421,071)         (106,081)          (91,675)         (995,672)         (618,303)
        (339,100)        1,606,497           244,474           702,565         3,855,951         3,326,747
        (111,844)         (144,245)           (7,364)         (271,589)          (49,043)          (27,376)
    ------------      ------------      ------------      ------------      ------------      ------------
       4,778,580         6,866,708         1,347,378         1,254,680        11,361,074        10,117,294
    ------------      ------------      ------------      ------------      ------------      ------------
       6,566,183         5,704,579         1,207,064         1,653,820        24,790,504        17,228,534
      21,694,485        15,989,906         5,915,515         4,261,695        39,473,010        22,244,476
    ------------      ------------      ------------      ------------      ------------      ------------
    $ 28,260,668      $ 21,694,485      $  7,122,579      $  5,915,515      $ 64,263,514      $ 39,473,010
    ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 1999
and December 31, 1998


                                                             MAINSTAY VP                           AMERICAN CENTURY
                                                            INDEXED EQUITY                         INCOME & GROWTH
                                                    ------------------------------                 ----------------
                                                        1999              1998                         1999(a)
                                                    ---------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    468,914      $    315,924                   $        203
    Net realized gain on investments..............    13,641,421        10,716,754                            141
    Realized gain distribution received...........     1,618,939           557,191                             --
    Change in unrealized appreciation
      (depreciation) on investments...............       734,879           282,888                          1,020
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account................       (21,057)          (16,684)                            (1)
                                                    ------------      ------------                   ------------
      Net increase in total equity resulting from
        operations................................    16,443,096        11,856,073                          1,363
                                                    ------------      ------------                   ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    38,307,020        23,448,394                          9,386
    Cost of insurance.............................   (11,332,970)       (7,501,864)                        (1,571)
    Policyowners' surrenders......................    (3,449,613)       (1,904,644)                            --
    Net transfers from (to) Fixed Account.........    (1,221,342)       (1,125,551)                        26,125
    Transfers between Investment Divisions........     8,893,653        17,788,953                            587
    Policyowners' death benefits..................       (69,949)          (46,244)                            --
                                                    ------------      ------------                   ------------
      Net contributions...........................    31,126,799        30,659,044                         34,527
                                                    ------------      ------------                   ------------
        Increase in total equity..................    47,569,895        42,515,117                         35,890
TOTAL EQUITY:
    Beginning of year.............................    73,315,251        30,800,134                             --
                                                    ------------      ------------                   ------------
    End of year...................................  $120,885,146      $ 73,315,251                   $     35,890
                                                    ============      ============                   ============

                                                               FIDELITY                            FIDELITY
                                                                VIP II                               VIP
                                                              CONTRAFUND                        EQUITY-INCOME
                                                    ------------------------------      ------------------------------
                                                        1999              1998              1999              1998
                                                    ------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $    (84,841)     $    (27,964)     $     55,999      $      5,692
    Net realized gain (loss) on investments.......       282,507            54,036           112,501            85,885
    Realized gain distribution received...........       668,643           329,061           288,230           150,693
    Change in unrealized appreciation
      (depreciation) on investments...............     5,142,920         2,790,206              (219)          306,596
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....        (7,286)           (4,175)             (603)             (991)
                                                    ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations.................     6,001,943         3,141,164           455,908           547,875
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments................    13,026,887         7,696,442         4,956,313         3,688,644
    Cost of insurance.............................    (3,705,244)       (2,146,703)       (1,482,147)         (969,176)
    Policyowners' surrenders......................      (667,893)         (449,496)         (286,960)         (171,064)
    Net transfers from (to) Fixed Account.........      (343,741)         (154,308)           53,981           (55,950)
    Transfers between Investment Divisions........     5,534,689         3,975,127         1,108,674         2,915,659
    Policyowners' death benefits..................       (52,911)         (114,379)          (17,479)             (328)
                                                    ------------      ------------      ------------      ------------
      Net contributions...........................    13,791,787         8,806,683         4,332,382         5,407,785
                                                    ------------      ------------      ------------      ------------
        Increase in total equity..................    19,793,730        11,947,847         4,788,290         5,955,660
TOTAL EQUITY:
    Beginning of year.............................    17,686,788         5,738,941         8,306,303         2,350,643
                                                    ------------      ------------      ------------      ------------
    End of year...................................  $ 37,480,518      $ 17,686,788      $ 13,094,593      $  8,306,303
                                                    ============      ============      ============      ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    DREYFUS LARGE    EAGLE ASSET
       COMPANY       MANAGEMENT           ALGER AMERICAN                    CALVERT
        VALUE       GROWTH EQUITY      SMALL CAPITALIZATION             SOCIAL BALANCED
    -------------   -------------   ---------------------------   ---------------------------
       1999(a)         1999(a)          1999           1998           1999           1998
    -----------------------------------------------------------------------------------------
    $        148    $        (12)   $    (64,998)  $    (34,358)  $     16,486   $      8,208
              27             594       3,730,021      1,215,940          3,818         15,361
              --           1,080         735,842        374,506         73,487         22,970
             198           2,499         212,328        128,347           (346)        (1,990)
              --              (1)         (5,174)        (1,817)          (106)           (57)
    ------------    ------------    ------------   ------------   ------------   ------------
             373           4,160       4,608,019      1,682,618         93,339         44,492
    ------------    ------------    ------------   ------------   ------------   ------------
           7,985           3,878       3,734,375      2,188,725        316,514        220,463
          (1,534)         (1,165)     (1,014,165)      (772,586)      (111,360)       (66,198)
            (657)             --        (171,665)      (129,594)       (35,089)       (39,108)
          14,857         128,805         (94,044)       (35,391)        (5,479)        (4,614)
              --              --       4,697,824        131,223        283,964        121,446
              --              --         (30,619)          (213)            --           (827)
    ------------    ------------    ------------   ------------   ------------   ------------
          20,651         131,518       7,121,706      1,382,164        448,550        231,162
    ------------    ------------    ------------   ------------   ------------   ------------
          21,024         135,678      11,729,725      3,064,782        541,889        275,654
              --              --       4,993,125      1,928,343        449,752        174,098
    ------------    ------------    ------------   ------------   ------------   ------------
    $     21,024    $    135,678    $ 16,722,850   $  4,993,125   $    991,641   $    449,752
    ============    ============    ============   ============   ============   ============

                                          JANUS ASPEN                 MORGAN STANLEY
            JANUS ASPEN                     SERIES                      DEAN WITTER              T. ROWE
              SERIES                       WORLDWIDE                 EMERGING MARKETS             PRICE
             BALANCED                       GROWTH                        EQUITY              EQUITY INCOME
    ---------------------------   ---------------------------   ---------------------------   -------------
        1999           1998           1999           1998           1999           1998          1999(a)
    -------------------------------------------------------------------------------------------------------
    $    284,180   $    122,429   $   (167,493)  $    271,229   $    (24,065)  $     (1,253)  $        246
         179,941        147,872     15,667,315      1,387,577       (179,309)      (268,494)            11
              --         20,409             --        144,214             --             --          1,944
       3,014,831        851,673      4,604,576      1,447,292      3,006,590       (242,047)        (1,551)
          (4,490)        (1,474)       (22,883)        (4,965)        (3,019)           406             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,474,462      1,140,909     20,081,515      3,245,347      2,800,197       (511,388)           650
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       7,857,797      2,528,610     13,190,861      8,596,803      1,501,600      1,516,539          7,374
      (1,990,257)      (658,423)    (3,974,595)    (2,591,821)      (407,571)      (393,054)        (1,890)
        (263,420)      (138,143)      (850,986)      (474,849)      (108,494)       (74,822)          (654)
         542,842        (52,710)      (145,095)      (198,761)       (94,620)       (25,939)        79,512
       7,429,452      2,191,093      4,014,635      4,521,415        803,924         77,823             --
         (11,226)      (110,888)       (46,785)       (66,168)       (18,592)       (42,802)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      13,565,188      3,759,539     12,188,035      9,786,619      1,676,247      1,057,745         84,342
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      17,039,650      4,900,448     32,269,550     13,031,966      4,476,444        546,357         84,992
       6,396,568      1,496,120     20,791,643      7,759,677      2,232,224      1,685,867             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 23,436,218   $  6,396,568   $ 53,061,193   $ 20,791,643   $  6,708,668   $  2,232,224   $     84,992
    ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life
Insurance and Annuity Corporation, a wholly-owned subsidiary of New York
Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), Survivorship Variable Universal Life policies ("SVUL policies"), and Flexible Premium Variable Universal Life policies ("VUL 2000 policies"). VUL, SVUL, and VUL 2000 policies were first offered on June 4, 1993, June 5, 1998, and September 28, 1999, respectively. All three policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Morgan Stanley Dean Witter Universal Funds, Inc. (formerly, "Morgan Stanley Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIFE LLC.

  VUL Separate Account-I offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. The following Investment Divisions are available for VUL, SVUL and VUL 2000 policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, and Morgan Stanley Dean Witter Emerging Markets Equity (formerly, "Morgan Stanley Emerging Markets Equity"). Additionally, the following are available to VUL 2000 Policyowners: American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, and T. Rowe Price Equity Income. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

  For VUL and SVUL policies, initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. For VUL 2000 policies, initial premium payments received are allocated to the General Account of New York Life Insurance and Annuity Corporation until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1999, the investments of VUL Separate Account-I are as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             -----------------------------------------------------------------------
Number of shares...........................       6,713            22,763                  266                  373
Identified cost*...........................    $219,381          $ 22,762             $  3,076             $  3,834

                                               AMERICAN                                                     ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             -------------------------------------------------------------------------
Number of shares...........................           3                 2                    7                  304
Identified cost*...........................    $     35          $     21             $    133             $ 16,315

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1999, was as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             -------------------------------------------------------------------------
Purchases..................................    $199,209          $428,453             $  1,369             $  2,556
Proceeds from sales........................     152,345           420,118                  191                2,190

                                               AMERICAN                                                     ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                              GROWTH(a)          VALUE(a)         GROWTH EQUITY(a)      CAPITALIZATION
                                             -------------------------------------------------------------------------
Purchases..................................    $     41          $     22             $    135             $317,788
Proceeds from sales........................           6                 1                    3              309,989

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP        MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH            INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY             EQUITY
     ---------------------------------------------------------------------------------------------------------------
           2,429             422           2,163          1,888           583            2,318              3,971
        $ 28,536        $  5,283        $ 35,502       $ 28,298      $  7,728         $ 55,166           $113,971

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES        DEAN WITTER          T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS        PRICE
        BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH           EQUITY         EQUITY INCOME
     ---------------------------------------------------------------------------------------------------------------
             458           1,288             510            841         1,113              483                  5
        $    996        $ 29,119        $ 12,632       $ 19,504      $ 46,780         $  4,252           $     87

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP        MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH            INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY             EQUITY
     ---------------------------------------------------------------------------------------------------------------
        $  9,635        $  2,146        $  9,881       $  6,433      $  2,478         $ 26,301           $270,712
           1,692           1,040           1,942          1,474           744            9,200            237,430

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES        DEAN WITTER          T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS        PRICE
        BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME(a)
     ---------------------------------------------------------------------------------------------------------------
        $    620        $ 15,229        $  5,831       $ 14,473      $201,919         $  2,295           $     87
              81             828           1,148            601       189,863              639                  1

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VUL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. For VUL 2000 policies, the mortality and expense risk charge is made daily at an annual rate of .50% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase this charge to a maximum annual rate of .80%.

    The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

    For VUL 2000 policies, an administrative charge is assessed at the policy level based on the cash value in the Separate Account as follows: .20% if less than $10,000; .15% if $10,000 to $19,999.99; .10% if $20,000 to $29,999.99; .05%
if $30,000 to $49,999.99; 0% if $50,000 or more. New York Life Insurance and Annuity Corporation may increase the administrative charge in the future up to an annual maximum rate of .20% of the Separate Account cash value.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1999 and December 31, 1998, were as follows:

                                                MAINSTAY VP           MAINSTAY VP
                                           CAPITAL APPRECIATION     CASH MANAGEMENT
                                           ---------------------   -----------------
                                            1999(a)      1998      1999(a)    1998
                                           -----------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........     1,998       2,003     51,235    46,217
Units redeemed on cost of insurance......      (687)       (727)    (2,039)   (1,679)
Units redeemed on surrenders.............      (293)       (266)      (390)     (289)
Units redeemed on net transfers to
  Fixed Account..........................      (242)       (177)      (646)     (569)
Units issued (redeemed) on transfers
  between
  Investment Divisions...................       585         331    (42,359)  (38,887)
Units redeemed on death benefits.........        (8)        (12)        --       (15)
                                            -------     -------    -------   -------
  Net increase...........................     1,353       1,152      5,801     4,778
Units outstanding, beginning of year.....     6,277       5,125     11,682     6,904
                                            -------     -------    -------   -------
Units outstanding, end of year...........     7,630       6,277     17,483    11,682
                                            =======     =======    =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        13          --         27        --
Units redeemed on cost of insurance......        (3)         --        (22)       --
Units issued on net transfers from
  Fixed Account..........................        56          --        427        --
Units issued (redeemed) on transfers
  between
  Investment Divisions...................         4          --       (164)       --
                                            -------     -------    -------   -------
  Net increase...........................        70          --        268        --
Units outstanding, beginning of year.....        --          --         --        --
                                            -------     -------    -------   -------
Units outstanding, end of year...........        70          --        268        --
                                            =======     =======    =======   =======


                                                MAINSTAY VP           MAINSTAY VP
                                           INTERNATIONAL EQUITY      TOTAL RETURN
                                           ---------------------   -----------------
                                            1999(a)      1998      1999(a)    1998
                                           -----------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........       102         113        513       509
Units redeemed on cost of insurance......       (32)        (39)      (178)     (187)
Units redeemed on surrenders.............       (10)        (19)       (75)      (68)
Units redeemed on net transfers to
  Fixed Account..........................       (17)        (11)       (61)      (50)
Units issued (redeemed) on transfers
  between
  Investment Divisions...................        25         (14)        86        35
Units redeemed on death benefits.........        (6)         (7)        (1)       (7)
                                            -------     -------    -------   -------
  Net increase...........................        62          23        284       232
Units outstanding, beginning of year.....       281         258      1,756     1,524
                                            -------     -------    -------   -------
Units outstanding, end of year...........       343         281      2,040     1,756
                                            =======     =======    =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        --          --          1        --
Units redeemed on cost of insurance......        --          --         --        --
Units issued on net transfers from
  Fixed Account..........................         1          --          8        --
                                            -------     -------    -------   -------
  Net increase...........................         1          --          9        --
Units outstanding, beginning of year.....        --          --         --        --
                                            -------     -------    -------   -------
Units outstanding, end of year...........         1          --          9        --
                                            =======     =======    =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                               MAINSTAY VP
       MAINSTAY VP         MAINSTAY VP         HIGH YIELD
       CONVERTIBLE         GOVERNMENT        CORPORATE BOND
    -----------------   -----------------   -----------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------
        59         61       77         59      524        518
       (19)       (19)     (25)       (19)    (166)      (162)
        (6)        (2)     (10)        (4)     (59)       (32)
        (3)        (3)      (5)        (3)     (37)       (20)
        15         32      (22)        89       31        129
        --         --       --         (2)      (1)        (1)
    -------   -------   -------   -------   -------   -------
        46         69       15        120      292        432
       144         75      255        135    1,289        857
    -------   -------   -------   -------   -------   -------
       190        144      270        255    1,581      1,289
    =======   =======   =======   =======   =======   =======
         1         --       --         --        1         --
        --         --       --         --       --         --
         3         --        1         --        8         --
         3         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         7         --        1         --        9         --
        --         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         7         --        1         --        9         --
    =======   =======   =======   =======   =======   =======


       MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
          VALUE               BOND            GROWTH EQUITY
    -----------------   -----------------   -----------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------
       556        563      157        131      558        545
      (173)      (184)     (50)       (46)    (182)      (171)
       (58)       (41)     (20)       (16)     (70)       (42)
       (39)       (26)     (11)        (8)     (50)       (30)
       (14)        88       21         53      142        151
        (7)        (8)      --        (21)      (2)        (1)
    -------   -------   -------   -------   -------   -------
       265        392       97         93      396        452
     1,313        921      423        330    1,551      1,099
    -------   -------   -------   -------   -------   -------
     1,578      1,313      520        423    1,947      1,551
    =======   =======   =======   =======   =======   =======
         2         --       --         --        5         --
        --         --       --         --       (1)        --
         6         --        1         --       22         --
    -------   -------   -------   -------   -------   -------
         8         --        1         --       26         --
        --         --       --         --       --         --
    -------   -------   -------   -------   -------   -------
         8         --        1         --       26         --
    =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                            MAINSTAY VP      AMERICAN CENTURY
                                          INDEXED EQUITY     INCOME & GROWTH
                                         -----------------   ----------------
                                         1999(a)    1998         1999(a)
                                         ------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......    1,172       900            --
Units redeemed on cost of insurance....     (356)     (289)           --
Units redeemed on surrenders...........     (108)      (73)           --
Units redeemed on net transfers to
  Fixed Account........................     (101)      (47)           --
Units issued on transfers between
  Investment Divisions.................      273       667            --
Units redeemed on death benefits.......       (2)       (2)           --
                                         -------   -------       -------
  Net increase.........................      878     1,156            --
Units outstanding, beginning of year...    2,491     1,335            --
                                         -------   -------       -------
Units outstanding, end of year.........    3,369     2,491            --
                                         =======   =======       =======
VUL 2000 POLICIES
Units issued on premium payments.......       80        --             1
Units redeemed on cost of insurance....       (4)       --            --
Units issued on net transfers from
  Fixed Account........................       97        --             2
Units issued on transfers between
  Investment Divisions.................        3        --            --
                                         -------   -------       -------
  Net increase.........................      176        --             3
Units outstanding, beginning of year...       --        --            --
                                         -------   -------       -------
Units outstanding, end of year.........      176        --             3
                                         =======   =======       =======


                                               FIDELITY            FIDELITY
                                                VIP II                VIP
                                              CONTRAFUND         EQUITY-INCOME
                                           -----------------   -----------------
                                           1999(a)    1998     1999(a)    1998
                                           -------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.........      723       542       320       267
Units redeemed on cost of insurance......     (207)     (151)      (95)      (70)
Units redeemed on surrenders.............      (37)      (31)      (18)      (13)
Units redeemed on net transfers to
  Fixed Account..........................      (41)      (14)      (11)       (5)
Units issued on transfers between
  Investment Divisions...................      310       283        71       210
Units redeemed on death benefits.........       (3)       (8)       (1)       --
                                           -------   -------   -------   -------
  Net increase...........................      745       621       266       389
Units outstanding, beginning of year.....    1,069       448       567       178
                                           -------   -------   -------   -------
Units outstanding, end of year...........    1,814     1,069       833       567
                                           =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.........        9        --         2        --
Units redeemed on cost of insurance......       (2)       --        (1)       --
Units issued on net transfers from
  Fixed Account..........................       33        --        20        --
Units issued on transfers between
  Investment Divisions...................       --        --        --        --
                                           -------   -------   -------   -------
  Net increase...........................       40        --        21        --
Units outstanding, beginning of year.....       --        --        --        --
                                           -------   -------   -------   -------
Units outstanding, end of year...........       40        --        21        --
                                           =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                          ALGER
    DREYFUS LARGE    EAGLE ASSET        AMERICAN
       COMPANY       MANAGEMENT           SMALL              CALVERT
        VALUE       GROWTH EQUITY    CAPITALIZATION      SOCIAL BALANCED
    -------------   -------------   -----------------   -----------------
       1999(a)         1999(a)      1999(a)    1998     1999(a)    1998
    ---------------------------------------------------------------------
            --              --          272       202        22        16
            --              --          (77)      (71)       (8)       (5)
            --              --          (13)      (12)       (2)       (3)
            --
            --              --          (11)       (4)       (1)       --
            --              --          379       112        20        10
            --              --           (3)       --        --        --
       -------         -------      -------   -------   -------   -------
            --              --          547       227        31        18
            --              --          407       180        33        15
       -------         -------      -------   -------   -------   -------
            --              --          954       407        64        33
       =======         =======      =======   =======   =======   =======
             1              --            1        --        --        --
            --              --           --        --        --        --
             1              10            3        --         1        --
            --              --            1        --        --        --
       -------         -------      -------   -------   -------   -------
             2              10            5        --         1        --
            --              --           --        --        --        --
       -------         -------      -------   -------   -------   -------
             2              10            5        --         1        --
       =======         =======      =======   =======   =======   =======

                           JANUS ASPEN       MORGAN STANLEY
       JANUS ASPEN           SERIES            DEAN WITTER         T. ROWE
         SERIES             WORLDWIDE       EMERGING MARKETS        PRICE
        BALANCED             GROWTH              EQUITY         EQUITY INCOME
    -----------------   -----------------   -----------------   -------------
    1999(a)    1998     1999(a)    1998     1999(a)    1998        1999(a)
    -------------------------------------------------------------------------
        425       180       710       596       156       181           --
       (108)      (47)     (218)     (179)      (42)      (46)          --
        (14)      (10)      (45)      (33)      (11)       (9)          --
         (8)       (4)      (37)      (17)      (14)       (4)          --
        407       157       300       317        72        10           --
         --        (8)       (2)       (4)       (2)       (4)          --
    -------   -------   -------   -------   -------   -------      -------
        702       268       708       680       159       128           --
        390       122     1,302       622       297       169           --
    -------   -------   -------   -------   -------   -------      -------
      1,092       390     2,010     1,302       456       297           --
    =======   =======   =======   =======   =======   =======      =======
         12        --         7        --         1        --            1
         (2)       --        (1)       --        --        --           --
         64        --        39        --         3        --            8
          3        --        --        --        --        --           --
    -------   -------   -------   -------   -------   -------      -------
         77        --        45        --         4        --            9
         --        --        --        --        --        --           --
    -------   -------   -------   -------   -------   -------      -------
         77        --        45        --         4        --            9
    =======   =======   =======   =======   =======   =======      =======

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VUL Separate Account-I:

                                                                                  MAINSTAY VP
                                                                             CAPITAL APPRECIATION
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $25.99    $18.95    $15.45    $13.10    $ 9.72
Net investment income (loss)................................     (0.19)    (0.12)    (0.12)    (0.09)       --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      6.57      7.16      3.62      2.44      3.38
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $32.37    $25.99    $18.95    $15.45    $13.10
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income (loss)................................     (0.01)       --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      2.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $12.12    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                  MAINSTAY VP
                                                                                  GOVERNMENT
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $13.52    $12.49    $11.49    $11.31    $ 9.76
Net investment income (loss)................................      0.60      0.71      0.71      0.76      0.93
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     (0.93)     0.32      0.29     (0.58)     0.62
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $13.19    $13.52    $12.49    $11.49    $11.31
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income (loss)................................      1.04        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     (0.99)       --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $10.05    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                  MAINSTAY VP
                                                                                 TOTAL RETURN
                                                                -----------------------------------------------
                                                                1999(c)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $20.32    $16.10    $13.76    $12.37    $ 9.70
Net investment income.......................................      0.27      0.27      0.26      0.26      0.32
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      3.03      3.95      2.08      1.13      2.35
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $23.62    $20.32    $16.10    $13.76    $12.37
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income.......................................      0.31        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      1.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $11.44    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(c) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                  MAINSTAY VP
                    CASH MANAGEMENT                                CONVERTIBLE
    -----------------------------------------------   -------------------------------------
    1999(c)    1998      1997      1996      1995     1999(c)    1998      1997     1996(b)
    ---------------------------------------------------------------------------------------
    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $ 1.03    $12.26    $11.81    $10.31    $10.00
      0.06      0.05      0.05      0.04      0.05      0.56      0.68      0.64      0.16
     (0.01)       --        --      0.01        --      4.46     (0.23)     0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $17.28    $12.26    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $ 1.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
      0.01        --        --        --        --      0.95        --        --        --
        --        --        --        --        --      1.07        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.01    $   --    $   --    $   --    $   --    $12.02    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                      HIGH YIELD                                       INTERNATIONAL
                    CORPORATE BOND                                        EQUITY
    -----------------------------------------------   -----------------------------------------------
    1999(c)    1998      1997      1996     1995(a)   1999(c)    1998      1997      1996     1995(a)
    -------------------------------------------------------------------------------------------------
    $14.58    $14.31    $12.75    $10.95    $10.00    $14.92    $12.20    $11.69    $10.65    $10.00
      1.90      1.46      0.67      0.61      0.36     (0.05)     0.26      0.33      0.58      0.46
     (0.13)    (1.19)     0.89      1.19      0.59      4.10      2.46      0.18      0.46      0.19
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $16.35    $14.58    $14.31    $12.75    $10.95    $18.97    $14.92    $12.20    $11.69    $10.65
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --    $   --
      2.31        --        --        --        --     (0.01)       --        --        --        --
     (1.95)       --        --        --        --      1.57        --        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $10.36    $   --    $   --    $   --    $   --    $11.56    $   --    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                         VALUE                                             BOND
    -----------------------------------------------   -----------------------------------------------
    1999(c)    1998      1997      1996     1995(a)   1999(c)    1998      1997      1996      1995
    -------------------------------------------------------------------------------------------------
    $16.52    $17.35    $14.22    $11.62    $10.00    $13.99    $12.91    $11.85    $11.70    $ 9.96
      0.12      0.18      0.12      0.12      0.05      0.80      0.72      0.80      0.92      1.03
      1.21     (1.01)     3.01      2.48      1.57     (1.11)     0.36      0.26     (0.77)     0.71
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $17.85    $16.52    $17.35    $14.22    $11.62    $13.68    $13.99    $12.91    $11.85    $11.70
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $   --    $10.00    $   --    $   --    $   --    $   --
      0.22        --        --        --        --      1.71        --        --        --        --
      0.35        --        --        --        --     (1.70)       --        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $10.57    $   --    $   --    $   --    $   --    $10.01    $   --    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                  MAINSTAY VP
                                                                                 GROWTH EQUITY
                                                                -----------------------------------------------
                                                                1999(b)    1998      1997      1996      1995
                                                                -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $25.45    $20.25    $16.09    $13.01    $10.14
Net investment income.......................................        --      0.06      0.04      0.08      0.17
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      7.40      5.14      4.12      3.00      2.70
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $32.85    $25.45    $20.25    $16.09    $13.01
                                                                ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --    $   --
Net investment income.......................................      0.12        --        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      2.13        --        --        --        --
                                                                ------    ------    ------    ------    ------
Unit value, end of year.....................................    $12.25    $   --    $   --    $   --    $   --
                                                                ======    ======    ======    ======    ======

                                                                                 EAGLE ASSET
                                                                DREYFUS LARGE    MANAGEMENT
                                                                COMPANY VALUE   GROWTH EQUITY
                                                                -------------   -------------
                                                                   1999(b)         1999(b)
                                                                -----------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................       $   --          $   --
Net investment income (loss)................................           --              --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................           --              --
                                                                   ------          ------
Unit value, end of year.....................................       $   --          $   --
                                                                   ======          ======
VUL 2000 POLICIES
Unit value, beginning of year...............................       $10.00          $10.00
Net investment income (loss)................................         0.16              --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................         0.18            3.90
                                                                   ------          ------
Unit value, end of year.....................................       $10.34          $13.90
                                                                   ======          ======

                                                                     FIDELITY VIP II CONTRAFUND
                                                                -------------------------------------
                                                                1999(b)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $16.54    $12.81    $10.39    $10.00
Net investment income (loss)................................     (0.06)    (0.04)    (0.06)    (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................      3.93      3.77      2.48      0.40
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $20.41    $16.54    $12.81    $10.39
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment income (loss)................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      1.85        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $11.84    $   --    $   --    $   --
                                                                ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                     AMERICAN CENTURY
                    INDEXED EQUITY                    INCOME & GROWTH
    -----------------------------------------------   ----------------
    1999(b)    1998      1997      1996      1995         1999(b)
    ------------------------------------------------------------------
    $29.44    $23.07    $17.49    $14.39    $10.58         $   --
      0.16      0.17      0.22      0.24      0.34             --
      5.68      6.20      5.36      2.86      3.47             --
    ------    ------    ------    ------    ------         ------
    $35.28    $29.44    $23.07    $17.49    $14.39         $   --
    ======    ======    ======    ======    ======         ======
    $10.00    $   --    $   --    $   --    $   --         $10.00
      0.22        --        --        --        --           0.11
      1.25        --        --        --        --           0.82
    ------    ------    ------    ------    ------         ------
    $11.47    $   --    $   --    $   --    $   --         $10.93
    ======    ======    ======    ======    ======         ======

               ALGER AMERICAN                              CALVERT
            SMALL CAPITALIZATION                       SOCIAL BALANCED
    -------------------------------------   -------------------------------------
    1999(b)    1998      1997     1996(a)   1999(b)    1998      1997     1996(a)
    -----------------------------------------------------------------------------
    $12.26    $10.69    $ 9.66    $10.00    $13.71    $11.88    $ 9.96    $10.00
     (0.10)    (0.11)    (0.07)    (0.01)     0.33      0.36      0.40      0.21
      5.30      1.68      1.10     (0.33)     1.24      1.47      1.52     (0.25)
    ------    ------    ------    ------    ------    ------    ------    ------
    $17.46    $12.26    $10.69    $ 9.66    $15.28    $13.71    $11.88    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
     (0.02)       --        --        --      0.61        --        --        --
      3.08        --        --        --      0.11        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------
    $13.06    $   --    $   --    $   --    $10.72    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======

         FIDELITY VIP EQUITY-INCOME              JANUS ASPEN SERIES BALANCED
    -------------------------------------   -------------------------------------
    1999(b)    1998      1997     1996(a)   1999(b)    1998      1997     1996(a)
    -----------------------------------------------------------------------------
    $14.64    $13.21    $10.38    $10.00    $16.41    $12.31    $10.15    $10.00
      0.08      0.02     (0.04)    (0.01)     0.39      0.52      0.35      0.17
      0.74      1.41      2.87      0.39      3.86      3.58      1.81     (0.02)
    ------    ------    ------    ------    ------    ------    ------    ------
    $15.46    $14.64    $13.21    $10.38    $20.66    $16.41    $12.31    $10.15
    ======    ======    ======    ======    ======    ======    ======    ======
    $10.00    $   --    $   --    $   --    $10.00    $   --    $   --    $   --
     (0.01)       --        --        --      0.21        --        --        --
      0.59        --        --        --      1.36        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------
    $10.58    $   --    $   --    $   --    $11.57    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                             JANUS ASPEN
                                                                       SERIES WORLDWIDE GROWTH
                                                                -------------------------------------
                                                                1999(b)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $15.97    $12.48    $10.29    $10.00
Net investment income (loss)................................     (0.10)     0.29      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................     10.22      3.20      2.13      0.20
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $26.09    $15.97    $12.48    $10.29
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment loss.........................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................      4.12        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.11    $   --    $   --    $   --
                                                                ======    ======    ======    ======

                                                                           MORGAN STANLEY
                                                                             DEAN WITTER
                                                                       EMERGING MARKETS EQUITY
                                                                -------------------------------------
                                                                1999(b)    1998      1997     1996(a)
                                                                -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year...............................    $ 7.51    $ 9.97    $10.01    $10.00
Net investment income (loss)................................     (0.07)    (0.01)     0.06      0.02
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      7.15     (2.45)    (0.10)    (0.01)
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.59    $ 7.51    $ 9.97    $10.01
                                                                ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year...............................    $10.00    $   --    $   --    $   --
Net investment loss.........................................     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      4.87        --        --        --
                                                                ------    ------    ------    ------
Unit value, end of year.....................................    $14.86    $   --    $   --    $   --
                                                                ======    ======    ======    ======

                                                                T. ROWE PRICE
                                                                EQUITY INCOME
                                                                -------------
                                                                   1999(b)
                                                                -------------
VUL 2000 POLICIES
Unit value, beginning of year...............................       $10.00
Net investment income.......................................         0.08
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................        (0.25)
                                                                   ------
Unit value, end of year.....................................       $ 9.83
                                                                   ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, Mainstay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley Dean Witter Emerging Markets Equity, formerly known as Morgan Stanley Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 1999, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, and the Morgan Stanley Dean Witter Universal Funds, Inc., formerly known as Morgan Stanley Universal Funds, Inc. and the T. Rowe Price Equity Series, Inc., provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 17, 2000

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $13,289    $13,081
  Held to maturity, at amortized cost                             681        725
Equity securities                                                  89        100
Mortgage loans                                                  1,850      1,622
Real estate                                                        72        116
Policy loans                                                      512        491
Other long-term investments                                        21         26
                                                              -------    -------
     Total investments                                         16,514     16,161

Cash and cash equivalents                                       1,087        948
Deferred policy acquisition costs                               1,507        859
Deferred taxes                                                     53         --
Other assets                                                      316        282
Separate account assets                                        10,192      6,852
                                                              -------    -------
     Total assets                                             $29,669    $25,102
                                                              =======    =======
                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $16,065    $14,743
Future policy benefits                                            356        315
Policy claims                                                      69         60
Deferred taxes                                                     --        101
Other liabilities                                               1,113        943
Separate account liabilities                                   10,134      6,792
                                                              -------    -------
     Total liabilities                                         27,737     22,954
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock --  par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive income (loss)                    (191)       201
Retained earnings                                               1,618      1,442
                                                              -------    -------
     Total stockholder's equity                                 1,932      2,148
                                                              -------    -------
     Total liabilities and stockholder's equity               $29,669    $25,102
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1999      1998      1997
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  442    $  364    $  314
  Net investment income                                        1,179     1,108     1,084
  Investment gains, net                                           12        63       108
  Other income                                                    97        51        35
                                                              ------    ------    ------
     Total revenues                                            1,730     1,586     1,541
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           858       784       748
  Policyholder benefits                                          182       175       141
  Operating expenses                                             405       405       352
                                                              ------    ------    ------
     Total expenses                                            1,445     1,364     1,241
                                                              ------    ------    ------
Income before Federal income taxes                               285       222       300
Federal income taxes:
  Current                                                         52        97       114
  Deferred                                                        57       (17)       (1)
                                                              ------    ------    ------
     Total Federal income taxes                                  109        80       113
                                                              ------    ------    ------
NET INCOME                                                    $  176    $  142    $  187
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME/(LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1999     1998     1997
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $ 176     $142     $187
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 (393)      79       --
       Unrealized holding gains (losses) arising during
        period, including reclassification adjustments           --       --       89
       Less: reclassification adjustment for gains (losses)
        included in net income                                   (1)      35       --
                                                              -----     ----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            (392)      44       89
                                                              -----     ----     ----
COMPREHENSIVE INCOME (LOSS)                                   $(216)    $186     $276
                                                              =====     ====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDERS'
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
Balance at January 1, 1997                      $25         $480           $  68         $1,113        $1,686
Net income for 1997                              --           --              --            187           187
Net change in unrealized gains and losses of
  available for sale securities                  --           --              89             --            89
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1997                     25          480             157          1,300         1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                    $25         $480           $(191)        $1,618        $1,932
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                               1999       1998        1997
                                                              -------    -------    --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $   176    $   142    $    187
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (3)         2         (43)
     Net capitalization of deferred policy acquisition costs     (298)      (192)        (85)
     Universal life and annuity fees                             (215)      (198)       (202)
     Interest credited to policyholders' account balances         858        784         748
     Net realized investment losses                               (13)       (56)       (126)
     Deferred income taxes                                         57        (17)         (1)
     (Increase) decrease in:
       Net separate account assets                                  1        (42)         30
       Other assets and other liabilities                         (90)       (98)        124
     Increase (decrease) in:
       Policy claims                                                9          4          (2)
       Future policy benefits                                      41         39          25
                                                              -------    -------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES               523        368         655
                                                              -------    -------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                3,981      5,325      13,378
     Maturity of available for sale fixed maturities            1,505      1,610       1,137
     Sale of held to maturity fixed maturities                     --         --           3
     Maturity of held to maturity fixed maturities                121        102         112
     Sale of equity securities                                    170         77         140
     Repayment of mortgage loans                                  227        238         220
     Sale of real estate and other invested assets                 62         47          40
  Cost of:
     Available for sale fixed maturities acquired              (6,679)    (7,670)    (14,391)
     Held to maturity fixed maturities acquired                   (75)       (49)       (281)
     Equity securities acquired                                  (152)       (83)       (163)
     Mortgage loans acquired                                     (451)      (558)       (413)
     Real estate and other invested assets acquired               (13)       (20)        (29)
  Policy loans (net)                                              (21)       (10)        (17)
  Increase (decrease) in loaned securities                       (222)       425          --
  Securities sold under agreements to repurchase (net)            480        (45)        134
                                                              -------    -------    --------
          NET CASH USED IN INVESTING ACTIVITIES                (1,067)      (611)       (130)
                                                              -------    -------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                   2,195      1,501       1,191
     Withdrawals                                               (1,335)    (1,151)     (1,235)
     Net transfers from (to) the separate accounts               (181)        67          58
                                                              -------    -------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES               679        417          14
                                                              -------    -------    --------
Effect of exchange rate changes on cash and cash equivalents        4          1          (2)
                                                              -------    -------    --------
Net increase in cash and cash equivalents                         139        175         537
                                                              -------    -------    --------
Cash and cash equivalents, beginning of year                      948        773         236
                                                              -------    -------    --------
Cash and cash equivalents, end of year                        $ 1,087    $   948    $    773
                                                              =======    =======    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999, 1998 AND 1997

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED) recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in comprehensive income.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders' and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)
policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. NYLIAC is currently evaluating what impact, if any, this Statement will have on its financial results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)
     This Statement requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or a proprietary matrix pricing model.

     At December 31, 1999 and 1998, the maturity distribution of fixed maturities was as follows (in millions):

                                                              1999                       1998
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   514      $   514       $   518      $   521
Due after one year through five years                   3,196        3,153         3,473        3,533
Due after five years through ten years                  2,167        2,099         1,804        1,885
Due after ten years                                     3,138        2,938         3,028        3,235
Mortgage and asset-backed securities:
  Government or government agency                       3,114        2,996         2,080        2,121
  Other                                                 1,631        1,589         1,740        1,786
                                                      -------      -------       -------      -------
     Total Available for Sale                         $13,760      $13,289       $12,643      $13,081
                                                      =======      =======       =======      =======

HELD TO MATURITY
----------------
Due in one year or less                               $    17      $    17       $    27      $    28
Due after one year through five years                     272          360           225          291
Due after five years through ten years                    165          159           219          228
Due after ten years                                       206          194           193          207
Asset-backed securities                                    21           21            61           62
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   681      $   751       $   725      $   816
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)
     At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

                                                                           1998
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government
  Corporations and agencies                          $ 1,006        $ 45          $  1        $ 1,050
U.S. agencies, state and municipal                     1,927          39             4          1,962
Foreign Governments                                      234          22            --            256
Corporate                                              7,736         338            47          8,027
Other                                                  1,740          48             2          1,786
                                                     -------        ----          ----        -------
     Total Available for Sale                        $12,643        $492          $ 54        $13,081
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   664        $ 91          $  1        $   754
Other                                                     61           1            --             62
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   725        $ 92          $  1        $   816
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 1999 and 1998, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  1999    $80        $13            $4           $ 89
  1998    $76        $27            $3           $100

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 1999 and 1998 is estimated to be $1,858 million and $1,728 million, respectively. Market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)
     At December 31, 1999 and 1998, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $37 million and $76 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million and $1 million at December 31, 1999 and 1998, respectively. There were no specific provisions for losses as of December 31, 1999 and 1998. The activity in the general reserves as of December 31, 1999 and 1998 is summarized below (in millions):

                                                              1999    1998
                                                              ----    ----
Beginning Balance                                             $ 1     $14
Additions/(reductions) charged/(credited) to operations         3      (5)
Recoveries of amounts previously written-down                  --      (8)
                                                              ---     ---
Ending Balance                                                $ 4     $ 1
                                                              ===     ===

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1999 and 1998, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   1999        1998
                                                 --------    --------
Property Type:
  Office building                                 $  795      $  753
  Retail                                             385         330
  Apartments                                         185         187
  Residential                                        302         247
  Other                                              183         105
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======
Geographic Region:
  Central                                         $  438      $  359
  Pacific                                            255         211
  Middle Atlantic                                    444         451
  South Atlantic                                     534         418
  New England                                        121         121
  Other                                               58          62
                                                  ------      ------
     Total                                        $1,850      $1,622
                                                  ======      ======

REAL ESTATE

     At December 31, 1999 and 1998, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              1999    1998
                                                              ----    ----
Investment                                                    $63     $105
Acquired through foreclosures                                   9       11
                                                              ---     ----
     Total real estate                                        $72     $116
                                                              ===     ====

     Accumulated depreciation on real estate at December 31, 1999 and 1998, was $11 million and $12 million, respectively. Depreciation expense totaled $3 million in 1999, 1998 and 1997.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1999, 1998 and 1997, were as follows (in millions):

                                                 1999      1998      1997
                                                ------    ------    ------
Fixed Maturities                                $1,013    $  972    $  961
Equity Securities                                   10         7         6
Mortgage Loans                                     134       116        96
Real Estate                                         15        15        18
Policy Loans                                        41        40        39
Derivative Instruments                               1         1         1
Other                                               16         1        18
                                                ------    ------    ------
  Gross investment income                        1,230     1,152     1,139
Investment expenses                                (51)      (44)      (55)
                                                ------    ------    ------
     Net investment income                      $1,179    $1,108    $1,084
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000. In addition, in 1997 a fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     For the years ended December 31, 1999, 1998 and 1997, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  1999                           1998                           1997
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 64                $(87)      $ 87                $(29)      $172               $ (83)
Equity Securities                         34                  (8)         7                  (7)         9                  (4)
Mortgage Loans                             4                  --         16                  (8)        12                  (8)
Real Estate                                5                  (2)         6                  (2)         3                  (2)
Derivative Instruments                    --                  --         --                  --         80                 (71)
Other                                      2                  --          3                 (10)         1                  (1)
                                        ----                ----       ----                ----       ----               -----
     Subtotal                           $109                $(97)      $119                $(56)      $277               $(169)
                                        ----                ----       ----                ----       ----               -----
Investment gains, net                             $12                            $63                            $108
                                                  ===                            ===                            ====

NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net income" for

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS -- (CONTINUED) a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              1999     1998    1997
                                                              -----    ----    ----
Net unrealized investments gains, beginning of the year       $ 201    $157    $ 68
Changes in net unrealized investment gains attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                       (612)     24      --
     Reclassification adjustments for gains (losses)
       included
       in net income                                             (1)     35      --
     Net unrealized investment gains (losses) arising
       during the period, including reclassification
       adjustments                                               --      --     142
                                                              -----    ----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                      (613)     59     142
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                                 (7)     (1)      3
  Deferred policy acquisition costs                             228     (14)    (56)
                                                              -----    ----    ----
Change in net unrealized investment gains (losses)             (392)     44      89
                                                              -----    ----    ----
Net unrealized investment gains (losses), end of year         $(191)   $201    $157
                                                              =====    ====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $(330) million, $31 million and $76 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $0 million, $19 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(3) million, $0 million and $1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of $122 million, $(8) million and $(31) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1999 and 1998, was $7,279 million and $6,905 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $71 million and $54 million at December 31, 1999 and 1998, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1999, 1998 and 1997 is as follows (in millions):

                                                               1999      1998     1997
                                                              ------    ------    -----
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments                $1,028    $  836    $ 751
Current year additions                                           372       286      200
Amortized during year                                            (74)      (94)    (115)
                                                              ------    ------    -----
Balance at end of year before adjustment for
  unrealized gains (losses) on investments                     1,326     1,028      836
Adjustment for unrealized gains (losses) on investments          181      (169)    (148)
                                                              ------    ------    -----
Balance at end of year                                        $1,507    $  859    $ 688
                                                              ======    ======    =====

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows (in millions):

                                                              1999    1998
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $258    $196
  Employee and agents benefits                                  52      53
  Investments                                                  131      --
                                                              ----    ----
     Gross deferred tax assets                                 441     249
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            374     168
  Investments                                                   --     174
  Other                                                         14       8
                                                              ----    ----
     Gross deferred tax liabilities                            388     350
                                                              ----    ----
       Net deferred tax (asset) liability                     $(53)   $101
                                                              ====    ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1999, 1998 and 1997:

                                                            1999    1998    1997
                                                            ----    ----    ----
Statutory federal income tax rate                           35.0%   35.0%   35.0%
Equity base tax                                              5.9     1.7     3.3
Tax exempt income                                           (1.1)    (.5)    (.5)
Other                                                       (1.5)    (.2)    (.1)
                                                            ----    ----    ----
Effective tax rate                                          38.3%   36.0%   37.7%
                                                            ====    ====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under this agreement, included in the accompanying consolidated statement of income are $1.5 million, $.9 million and $.4 million of ceded premiums at December 31, 1999, 1998 and 1997, respectively.

     On April 1, 1997, NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $277 million, and received cash of $245 million and a note receivable of $11 million. The difference of $21 million between the liability recorded and the assets received has been recorded as DAC, which is being amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     1999                    1998
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000      $--       $125,000     $9,125
Interest Rate Floors                         $150,000      $92       $150,000     $  748

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1999 are between four years, seven months and nineteen years in maturity. At December 31, 1998 such contracts were between six years, eight months and nineteen years, four months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)
     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1999        1998
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $125,000
  Average receive rate                                            6.50%       6.64%
  Average pay rate                                                5.17%       5.65%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were ($8,420,000) and $9,125,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1999 and 1998, unamortized premiums on interest rate floors amounted to $315,000 and $372,000, respectively. Fair values of such agreements were $92,000 and $748,000 at December 31, 1999 and 1998, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $0 and $136,000 at December 31, 1999 and 1998, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $246 million and $571 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 1999 of $620 million ($139 million at December 31,
1998) approximates fair value. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED) investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $393 million for the year ended December 31, 1999 ($335 million for 1998 and $239 million for 1997) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $12 million for its share of the net periodic post-retirement benefits expense in 1999 ($8 million and $9 million in 1998 and 1997, respectively) and $3 million for the post-employment benefits expense in 1999 ($2 million in 1998 and 1997) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 1999 and 1998, NYLIAC has a net liability of $80 million and $63 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $48 million, $67 million, and $126 million during 1999, 1998 and 1997, respectively.

     Total interest paid was $30 million, $27 million and $35 million during 1999, 1998 and 1997, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The Delaware Insurance Department has adopted the Codification guidance, effective January 1, 2001. NYLIAC has not estimated the potential effect of the Codification guidance on its financial statements.

     At December 31, 1999 and 1998, statutory stockholder's equity was $1,130 million and $1,095 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)
     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 1999, 1998 and 1997.

     As of December 31, 1999, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $625 million. The maximum amount of dividend which may be paid in 2000 without prior approval is $113 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 1, 2000

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a policy issued to a male, preferred, age 35 with a scheduled annual premium of $3,000 and an initial death benefit of $250,000.

     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the death benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

     The death benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.

     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from scheduled premium and the Cash Value at the current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division.

     The second table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from scheduled premiums and the Cash Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division attributable to the policies.


     The tables also reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.75% of the average daily net assets of the Funds. The total is based upon (a) 0.46% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Portfolio; and (c) 0.15% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Portfolio.



     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" would have been

0.92%, 1.00% and 0.87% for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios, respectively.



     For the Calvert Social Balanced Portfolio, "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86%.


     A portion of the brokerage commissions that the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios pay was used to reduce the Portfolios' expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.66% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.


     Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Janus Aspen Series Worldwide Growth and Janus Aspen Series Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.



     Morgan Stanley Asset Investment Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1999 which were equal to 0.04% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 2.62%, respectively.



     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -1.44%, 4.47% and 10.38%, respectively, based on the current charge for mortality and expense risks, and -1.74%, 4.16% and 10.05%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES


                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150          250,000    250,000    250,000     2,260      2,408      2,556     1,282      1,430      1,578
     2                6,458          250,000    250,000    250,000     4,236      4,659      5,100     3,329      3,752      4,193
     3                9,931          250,000    250,000    250,000     6,383      7,223      8,133     5,326      6,166      7,076
     4               13,578          250,000    250,000    250,000     8,475      9,877     11,457     7,268      8,670     10,250
     5               17,407          250,000    250,000    250,000    10,541     12,655     15,133     9,184     11,298     13,776
     6               21,427          250,000    250,000    250,000    12,580     15,563     19,199    11,073     14,056     17,692
     7               25,648          250,000    250,000    250,000    14,566     18,579     23,666    13,201     17,213     22,300
     8               30,080          250,000    250,000    250,000    16,500     21,708     28,579    15,286     20,494     27,365
     9               34,734          250,000    250,000    250,000    18,411     24,983     34,014    17,348     23,921     32,952
    10               39,621          250,000    250,000    250,000    20,270     28,385     39,999    19,360     27,475     39,089
    15               67,974          250,000    250,000    250,000    29,464     48,306     81,458    29,312     48,155     81,306
    20              104,160          250,000    250,000    250,000    36,807     72,115    149,241    36,807     72,115    149,241
    30              209,287          250,000    250,000    538,785    44,284    135,331    441,627    44,284    135,331    441,627


------------
(1) All Premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING GUARANTEED CHARGES


                                                                                                           END OF YEAR
                                     END OF YEAR DEATH BENEFIT(2)    END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ----------------------------   ----------------------------   ----------------------------
POLICY YEAR   AS OF END OF YEAR(1)     0%        6%        12%        0%        6%        12%        0%        6%        12%
-----------   --------------------   -------   -------   --------   -------   -------   --------   -------   -------   --------
     1                3,150          250,000   250,000    250,000    2,082     2,224      2,367     1,104     1,246      1,389
     2                6,458          250,000   250,000    250,000    3,878     4,278      4,695     2,971     3,371      3,788
     3                9,931          250,000   250,000    250,000    5,842     6,630      7,483     4,785     5,573      6,426
     4               13,578          250,000   250,000    250,000    7,720     9,027     10,499     6,513     7,820      9,292
     5               17,407          250,000   250,000    250,000    9,541    11,501     13,797     8,184    10,144     12,440
     6               21,427          250,000   250,000    250,000   11,279    14,027     17,377     9,772    12,520     15,870
     7               25,648          250,000   250,000    250,000   12,936    16,610     21,271    11,571    15,244     19,905
     8               30,080          250,000   250,000    250,000   14,486    19,223     25,485    13,272    18,009     24,271
     9               34,734          250,000   250,000    250,000   15,959    21,900     30,084    14,897    20,838     29,022
    10               39,621          250,000   250,000    250,000   17,329    24,616     35,082    16,419    23,705     34,172
    15               67,974          250,000   250,000    250,000   22,639    38,845     67,802    22,487    38,693     67,650
    20              104,160          250,000   250,000    250,000   24,684    53,720    119,338    24,684    53,720    119,338
    30              209,287          250,000   250,000    411,847   10,978    79,845    337,580    10,978    79,845    337,580


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 106 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.
     Written consents of the following persons (filed herewith):


     (a) Thomas F. English, Esq.


     (b) Joel M. Steinberg, Vice President and Actuary

     (c) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B- 2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6, and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (5) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference. Rider to the Policy
                  - Previously filed as Exhibit (5) to Registrant's Post-Effective Amendment No. 5 on Form S-6 and incorporated herein by reference.

     (6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                  (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, Director

     (9)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), and incorporated herein by reference.

     (9)(e) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (9)(f) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(g) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(h)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(i) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(j) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(k) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(l) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director


     (9)(m) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.


     (10) Form of Application - Previously filed as Exhibit (10) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.


3.                Not applicable.

4.                Not applicable.

5.                Not applicable.
6. Opinion and Consent of Joel M. Steinberg, Vice President and Actuary - Filed herewith.
7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 14th day of April, 2000.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President and Actuary

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President and Actuary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Howard I. Atkins*              Executive Vice President and Director
                                    (Principal Financial Officer)

     Frank M. Boccio*               Director


     John A. Cullen                 Vice President and Controller (Principal
                                    Accounting Officer)


     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director

     Phillip J. Hildebrand*         Director




     Richard M. Kernan, Jr.*        Director

     Robert D. Rock*                Senior Vice President and Director

     Frederick J. Sievert*          President and Director (Principal Executive
                                    Officer)

     Seymour Sternberg*             Director

     George J. Trapp*               Director


*By  /s/ MELVIN J. FEINBERG
   -------------------------------------
     Melvin J. Feinberg
     Attorney-in-Fact

     April 14, 2000

                                EXHIBIT INDEX

Exhibit
Number               Description
------               -----------

 2.                  Opinion and Consent of Thomas F. English, Esq.


 6. Opinion and Consent of Joel M. Steinberg, Vice President and Actuary

 7.                  Consent of PricewaterhouseCoopers LLP